UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☑                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

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☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

IPTIMIZE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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IPtimize, Inc.

1720 S. Bellaire Street, Suite 200

Denver, CO 80222

(303) 268-3600

November 12, 2008

Dear Shareholder:

It is my pleasure to invite you to IPtimize, Inc.’s 2008 annual meeting of shareholders.

We will hold the meeting on Wednesday, December 10, 2008 at 10:00 a.m. local time at The Cable Center, located at 2000 Buchtel Boulevard, Denver, CO 80210. In addition to the formal items of business, I will be available at the meeting to answer your questions. This booklet includes the notice of annual meeting and the proxy statement. The proxy statement describes the business that we will conduct at the meeting, and provides information about our company. We urge you to read this information carefully and in its entirety.

Please note that only shareholders of record at the close of business on October 24, 2008 may vote at the meeting. Your vote is important. Whether or not you plan to attend the annual meeting, please complete, date, sign and return the enclosed proxy card promptly. If you attend the meeting and prefer to vote in person, you may do so.

We look forward to seeing you at the meeting.

Very truly yours,

IPTIMIZE, INC.

By:	/s/ Ron Pitcock
Chairman of the Board of directors

IPTIMIZE, INC.

Notice of 2008 Annual Meeting of Shareholders

Date:	December 10, 2008
Time	10:00 a.m.
Place:	The Cable Center 2000 Buchtel Boulevard Denver, CO 80210

To the shareholders of IPtimize, Inc.:

NOTICE IS HEREBY GIVEN that the 2008 annual meeting of shareholders of IPtimize, Inc. will be held on Wednesday, December 10, 2008 at 10:00 a.m. local time at The Cable Center, located at 2000 Buchtel Boulevard, Denver, CO 80210, for the following purposes, as further described in the accompanying proxy statement:

1.	Elect directors, each to serve such term as set forth herein or until his successor has been duly elected and qualified;

2.	Approve additional issuances of IPtimize Inc.’s securities;

3.	Approve the Equity Incentive Plan 2008;

4.	Ratify the appointment of Ronald R. Chadwick PC., CPA as our independent certified public accountants; and

5.	Transact any other business that may properly be presented at the annual meeting or any adjournment thereof.

If you were a shareholder of record at the close of business on October 24, 2008, you may vote at the annual meeting. A complete list of these shareholders will be open for the examination of any shareholder of record at our principal executive offices located at 1720 S. Bellaire Street, Suite 200, Denver, Colorado 80222 for proper purposes, during ordinary business hours, for a period of ten days prior to the annual meeting. The list will also be available for the examination of any shareholder of record present at the annual meeting. The annual meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED.

By order of the Board of directors,

/s/ Donald W. Prosser
Secretary

Denver, Colorado

November 12, 2008

i

(continued)

ii

IPtimize, Inc.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD December 10, 2008

The board of directors of IPtimize, Inc., a Delaware corporation, also referred to herein as “IPtimize” is soliciting proxies to be used at our annual meeting of shareholders to be held at 10:00 a.m. on December 10, 2008, at The Cable Center, 2000 Buchtel Boulevard, Denver, CO 80210. This proxy statement contains important information regarding IPtimize, Inc.’s annual meeting, the proposals on which you are being asked to vote, and information you may find useful in determining how to vote and voting procedures.

Information About the Annual Meeting and Voting

Why did you send me this proxy statement?

We sent you this proxy statement and the enclosed proxy card because the board of directors of IPtimize is soliciting your proxy vote at the 2008 annual meeting of shareholders. This proxy statement summarizes information on the proposals to be considered at the annual meeting. However, you do not need to attend the annual meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

Who is eligible to attend the annual meeting and vote?

We will be sending this proxy statement, the attached notice of annual meeting and the enclosed proxy card on or about November 12, 2008 to all shareholders who owned our common stock at the close of business on October 24, 2008, which date is also referred to as the “record date.”

How many votes do I have?

Shareholders who owned our common stock at the close of business on October 24, 2008 are entitled to one vote for each share of common stock they held on that date in all matters properly brought before the annual meeting. On October 24, 2008, we had 18,204,398 shares of common stock issued and outstanding.

What proposals will be addressed at the annual meeting?

We will address the following proposals at the annual meeting:

1.	Election of two directors, each to serve for a three-year term or until each of his successors has been duly elected and qualified;

2.	Approve additional issuances of IPtimize securities;

3.	Approve the Equity Incentive Plan 2008;

4.	Ratification of the appointment of Ronald R. Chadwick, PC CPA as our independent certified public accountants for the fiscal year ending December 31, 2008; and

5.	Transaction of any other business that may properly be presented at the annual meeting or any adjournment thereof.

Why would the annual meeting be postponed?

The annual meeting will be postponed if a quorum is not present on the date of the annual meeting. One third of the votes entitled to be cast on the matter by a voting group, represented in person or by proxy, constitutes a quorum of that voting group for the action on the matter. If a quorum is not present, the annual meeting may be postponed to a later date when a quorum is obtained.

For purposes of determining whether the shareholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether shareholders have approved that matter, but they are counted as present for the purposes of determining the existence of a quorum at the annual meeting.

How do I vote in person?

If you plan to attend on the date of the annual meeting, or at a later date if it is postponed, and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit, authorizing you to vote the shares.

How do I vote by proxy?

Whether you plan to attend the annual meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the annual meeting and vote in person.

If you properly fill in your proxy card and send it to us in time to vote, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by our board of directors as follows:

•	“For” the election of directors;

•	“For” the approval of additional issuances of IPtimize securities;

•	“For” the approve the Equity Incentive Plan 2008;

•	“For” the ratification of Ronald R. Chadwick, PC CPA; and

If any other matter is presented, your proxy will vote in accordance with his best judgment. At the time this proxy statement went to press, we knew of no matters that needed to be acted on at the annual meeting other than those discussed in this proxy statement.

May I revoke my proxy?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

•	You may send in another proxy with a later date.

•

You may notify us in writing (by you or your attorney authorized in writing, or if the shareholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the annual meeting, that you are revoking your proxy.

•	You may vote in person at the annual meeting.

Where are IPtimize’s principal executive offices?

Our principal executive offices are located at 1720 Bellaire Street, Suite 200, Denver, CO 80222. Our telephone number is (303) 694-3600.

What vote is required to approve each proposal?

Proposal 1: Election of Directors

A plurality of the eligible votes cast is required to elect director nominees. A nominee receives a plurality of votes if he receives more votes than any other nominee for the same director’s seat. Shareholders are not permitted to use cumulative voting in the election of directors. In the event that no other nominations for directors are received, the director nominees will be elected upon receiving one or more votes. So, if you do not vote for the nominee, or you indicate “withhold authority to vote” for the nominee on your proxy card, your vote will not count either “for” or “against” the nominee.

Proposal 2: Approval of Additional Issuances of IPtimize Securities

Proposal 2 must be approved by the affirmative vote of the holders of a majority of the votes at the annual meeting at which a quorum is present and voting, in person or by proxy.

Proposal 3: Approval of the Equity Incentive 2008 Plan

Proposal 3 must be approved by the affirmative vote of the holders of a majority of the votes cast at the annual meeting at which a quorum is present and voting, in person or by proxy.

Proposal 4: Ratification of the Independent Accountants

Proposal 4 will be approved if the votes cast favoring Proposal 3 exceed the votes cast against it at the annual meeting at which a quorum is present and voting, in person or by proxy.

Are there any dissenters’ rights of appraisal?

Our board of directors has not proposed any action for which the laws of the State of Delaware, or our articles of incorporation or bylaws provide a right of a shareholder to dissent and obtain payment for shares.

Who bears the cost of soliciting proxies?

We will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. We estimate that the costs associated with solicitations of the proxies requested by this proxy statement will be approximately $10,000.

How can I obtain additional information regarding IPtimize?

Copies of our 2007 annual report on Form 10-KSB filed with the Securities and Exchange Commission, also referred to herein as the “SEC,” on June 28, 2008 is being sent to all shareholders along with this proxy statement. Additional copies will be furnished without charge to shareholders upon written request. Exhibits to the annual report will be provided upon written request and payment of an appropriate processing fee. All written requests should be directed to: Donald W. Prosser, IPtimize, Inc., 1720 Bellaire Street, Suite 200, Denver, CO 80222.

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including our Company, that file electronically with the SEC. The SEC’s website address is http://www.sec.gov. In addition, our Exchange Act filings may be inspected and copied at the SEC’s Public Reference Room located at 450 Fifth Street, N.W., Washington, DC 20549

Information about Our Voting Securities and Principal Holders Thereof

Our voting securities and determination of beneficial ownership

Our common stock constitutes our only voting securities. As of October 24, 2008, we had 18,204,398 shares of common stock issued and outstanding.

Shareholders owning at least 5% of IPtimize’s common stock

The following table shows, as of October 24, 2008 and to the best of our knowledge, all persons we know to be beneficial owners of more than 5% of our common stock.

Name and address of beneficial owner(1)	Number of Shares Beneficially Owned	Percent of Common stock Outstanding
First Capital Business Development, LLC 16293 E. Dorado Place Centennial, CO 80015	1,034,350	5.68%
Kenneth McSpadden 4960 E. Evans Ave. Denver, Co 80222	1,012,650	5.56%

(1)

Unless noted, all of such shares of common stock are owned of record by each person or entity named as beneficial owner and such person or entity has sole voting and dispositive power with respect to the shares of common stock owned by each of them. As to each person or entity named as beneficial owners, such person’s or entity’s percentage of ownership is determined by assuming that any options or convertible securities held by such person or entity, which are exercisable or convertible within 60 days from the date of determination have been exercised or converted, as the case may be.

Stock ownership of our directors and executive officers

The following table sets forth as of October 24, 2008 the beneficial ownership of our common stock by each of our directors and executive officers and all of our directors and executive officers as a group. As of October 24, 2008, our present directors and executive officers, as a group of nine persons, own beneficially 2,223,858 shares (a beneficial ownership of 12.22%) of our common stock.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned		Percent of Common stock Outstanding
Ron W. Pitcock	277,777		1.53%
Clinton J. Wilson	779,936		4.28%
Robert T. Flood	260,334		1.43%
Donald W. Prosser	326,972		1.80%
Robert J. McGraw, Jr.	206,152	(2)	1.13%
Jeffrey R. Galgano	19,951		*
Stan F. McGinnis	52,214		*
Michael A. Geller	239,649		1.32
Paul S. Maxwell	46,550		*
Martin A. Grusin	14,323		*
All executive officers and directors (as a group)	2,223,858		12.22%

*	Indicates less than 1%.

(1)

Unless noted, all of such shares of common stock are owned of record by each person or entity named as beneficial owner and such person or entity has sole voting and dispositive power with respect to the shares of common stock owned by each of them. As to each person or entity named as beneficial owners, such person’s or entity’s percentage of ownership is determined by assuming that any options or convertible securities held by such person or entity, which are exercisable or convertible within 60 days from the date of determination have been exercised or converted, as the case may be.

(2)

Includes (i) 191,152 shares owned by Mr. McGraw, (ii) 10,000 shares beneficially owned by the Robert J. McGraw SEP over which Mr. McGraw has voting and dispositive power. and (iii) 5,000 shares owned by the Marji McGraw SEP over which Mr. McGraw has voting and dispositive power.

Interest of our officers and directors in the matters to be acted upon

All director nominees have an interest in the outcome of Proposal 1 (election of directors). To the best of our knowledge, no director or officer has an interest, direct or indirect, in any of the other matters to be acted upon at our annual 2008 meeting.

Section 16(a) beneficial ownership reporting compliance

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership of IPtimize’s equity securities with the SEC. Officers, directors, and greater than 10% shareholders are required by the SEC’s rules and regulations to furnish us with copies of all Section 16(a) forms that they file.

We believe that our officers and directors, and persons who own more than 10% of a registered class of our equity securities complied with all Section 16(a) filing requirements during our 2007 fiscal year. In making these statements, we have relied upon examination of copies of Forms 3, 4 and 5, and amendments thereto, provided to us and written representations of our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities.

Information about Our Directors and Executive Officers

Identity and background of our directors and executive officers

The following table sets forth certain information about our directors and executive officers presented as of October 24, 2008.

Name	Age	Position
Ron W. Pitcock(1)	62	Chairman of the board of directors and chief executive officer
Clinton J. Wilson	53	President
Donald W. Prosser(1)	58	Chief financial and accounting officer secretary, and treasurer
Robert T. Flood(1)	54	Chief operating officer
Robert J. McGraw, Jr.(2),(3),(5)	54	Director
Paul S. Maxwell(2),(4) ,(5)	56	Director
Stanley F. McGinness(3),(4),(5)	60	Director
Michael A. Geller(2),(4),(5)	62	Director
Jeffrey R. Galgano (2), (3),(5)	38	Director
Martin A. Grusin(3), (4),(5)	62	Director

(1)	Member of the executive committee.

(2)	Member of the audit committee.

(3)	Member of the compensation committee.

(4)	Member of the nominating committee.

(5)	Independent director.

Before our 2008 annual meeting, our directors were elected to hold office until the next annual meeting of shareholders or until their respective successors had been elected and qualified. On March 23, 2007, our board of directors amended our bylaws to divide the directors into three classes, one of which includes three directors and two of which include two directors. Starting with our 2009 annual meeting of our shareholders, the director nominees in each class up for election will be elected for three years and serve for such term until re-elected or the election and qualification of their successors. However, in the election of directors at our 2008 annual meeting and in order to create a staggered board, two directors will be elected for a term of one year to serve until our 2009 annual meeting of shareholders or until their respective successors have been elected and qualified, two directors will be elected for a term of two years to serve until our 2010 annual meeting of shareholders or until their respective successors have been elected and qualified, and three directors will be elected for a term of three years to serve until our 2011 annual meeting of shareholders or until their respective successors have been elected and qualified. Our officers serve at the pleasure of our board of directors until their resignation, termination or death. There are no family relationships among any of our executive officers or directors.

Provided below are descriptions of the backgrounds of our executive officers and directors and their principal occupations for the past five years:

Ron W. Pitcock, chairman and chief executive officer, age 62 joined our Company as a consultant and advisor in April 2007, became our chairman and chief executive officer on February 22, 2008. Mr. Pitcock is a successful technology entrepreneur, who brings us 35 years of cable and communications experience principally as a chief executive officer or as head of the business. From 1997 through 2000, he founded and took public High Speed Access Corporation, a publicly owned Delaware corporation (NASDAQ: HSAC). High Speed Access Corporation was a leading provider of high-speed internet access via cable modem to residential and commercial end users in exurban areas with an eventual market cap of $2.5 billion. Mr. Pitcock was employed in increasingly responsible positions including Vice Chairman and former Chief Executive Officer, President and Chief Operating Officer. Prior to 1997, and since 1990, he was employed by Antec Corp., a publicly owned Delaware corporation (NASDAQ: ANTC) a wholly owned subsidiary of Anixter International and a developer, manufacturer and distributor of optical and radio frequency transmission equipment for broadband communications systems and developer of emerging opportunities in the cable television and telecommunications industry. Mr. Pitcock was employed in increasingly responsible positions including Executive Vice President of Antec’s TeleWire Division with $230 million in sales where he was responsible for business forecasting, expense control, sales and marketing programs, new product development and corporate re-engineering. Prior thereto since 1980, he was employed by Anixter Brothers, then a privately owned Illinois corporation that was subsequently acquired by Sam Zell of Intel Corporation and became Anixter International (NYSE: AXE), the world's leading supplier of communications products with 7,500 employees and $4.9 billion in 2006 revenue. Mr. Pitcock was employed in increasingly responsible positions including Regional Vice President where he was responsible for growing the Midwest Region sales from $5 million to $100 million. From 1974 through 1980, Mr. Pitcock was engaged in the cable television industry including serving as Vice President and General Manager of Comsec Corporation, a privately owned cable television company in Corpus Christi, Texas that developed a six town franchise that was sold to Telecommunications, Inc.; and Regional Engineer and Chief Technician for Contental Cablevision, a privately owned cable television system in Dover, New Hampshire. He received a Bachelor of Business Administration degree from Corpus Christi State University (now part of Texas A&M University) in Corpus Christi, TX in 1978 and a Master of Science degree in Telecommunications from the University of Denver in 1992. Mr. Pitcock entered the army in 1967 as an enlisted man and exited in 1974 as a Major. During his enlistment he served in the United States, Ethiopia, and Vietnam.

Clinton J. Wilson, president, age 53 a co-founder of our Company in May 2003 and served as our Executive Vice President of Corporate Development until June 2004 when he was elected to our board of directors until August 2008, was the chief executive officer from 2006 to February 2008, and in April 2005 when he was elected president. Mr. Wilson has more than 31 years of senior sales and marketing management experience. In 2001, Mr. Wilson was president of InDigiNet, Inc., a Denver based data networking solutions provider. Prior to this engagement, he was the senior vice president and general manager of AuraServ Communications, a venture-backed VoIP service platform for business clients. Between 1997 and 2000, Mr. Wilson was a vice president for Convergent Communications, Inc. From 1992 to 1997, Mr. Wilson was the vice president of sales for ICG Communications, Inc. His industry experience also includes positions with both MCI and AT&T. He earned his Bachelor of Science degree in Finance and Marketing from the University of Colorado at Boulder.

Robert T. Flood, chief operations officer and chief technology officer, age 54 has been our chief information and technology officer since August 2004, and was a director from 2004 to 2005. Mr. Flood has more than 30 years of technical leadership experience within the telecommunications industry. In 2001, he founded and became chief executive officer and chief technology officer of Virginia-based Pingtone Communications, Inc. (“Pingtone”), a telephone service company which supplied IP telephony services to desktop and permitting customers. From 1999 to 2001, Mr. Flood was chief information officer and chief technology officer for Cable & Wireless Global, an international communications carrier with operations in more than 70 countries. From 1993 to 1999, Mr. Flood served as senior vice-president of engineering and chief technology officer for ICG Communications, Inc. Beginning in 1974, Mr. Flood worked at Centel (“Centel”), a local telephone service provider that was acquired by Sprint in 1992. In 1988, Mr. Flood became the general engineering manager for Centel’s Nevada and Texas territories. Mr. Flood received a Bachelor of Arts degree in Economics from the University of Nebraska and a Master’s degree in Economics from the University of Nevada-Las Vegas. He has participated in the Kellogg Executive Development Program at the J.L. Kellogg Graduate School of Management at Northwestern University in Chicago. Mr. Flood has authored two books on IP telephony.

Donald W. Prosser, chief financial officer, age 58 has been our chief financial officer since July 1 2008, and our secretary & treasurer. He served a directors and chief financial officer from 2001 until June 2007 of VCG Holding Corp. Mr. Prosser currently sits on the board of directors of Arete Industries, Inc. and Veracity Global Management Corp. Mr. Prosser also has served as chief financial officer and director of three other publicly traded companies: from 1997 to 1999, Chartwell International, Inc., a publisher of high school athletic information and recruiting services; from 1999 to 2000, Anything Internet Corporation, a computer equipment and internet services provider; and from 2001 to 2002, NetCommerce, Inc., an Internet services provider. Mr. Prosser has a M.A. in taxation (1975) and a B.A. in accounting and history from Western State College of Colorado (1973). He is a certified public accountant licensed in Colorado (active).

Michael A. Geller, director, age 62 was appointed by a director in August 2008. He has been and currently is chairman and CEO of several non-public companies in Colorado, Best Card LLC and Lowell 17 Hospital. He was CEO of Beverage Distributors, Inc. for 20 years and was in management for 11 years with Seagram Distillers. Mr. Geller is board member of several charities and a member for a number large trade organizations relating to the wholesale business and a member of Who’s Who Worldwide. Mr. Geller graduated from Pace University with a BBA marketing and accounting in 1969.

Robert J. McGraw, Jr., director, age 54, has been a director of VCG Holding Corp., a publicly owned Colorado engaged in the ownership and operation of nightclubs that provide quality live adult entertainment and food and beverage services since November 2002. Mr. McGraw is president of McGraw and McGraw CPA PC of Westminster, Colorado, a firm which specializes in accounting and bookkeeping for restaurants, lounges and small businesses. Mr. McGraw has a B.A. in accounting from the Western State College of Colorado (1977). Mr. McGraw is a certified public accountant currently licensed in the state of Colorado and is a member of the American Institute of Certified Public Accountants and Colorado Society of Certified Public Accountants.

Stanley F. McGinnis, director, age 60, is the chief executive officer and principal stockholder of Secure Signals International, Inc., a Delaware corporation and successor to McGinnis Group International, LLC, a Colorado limited liability company, d/b/a Secure Signals International that he founded in 1987 (“SSI”). SSI is a leading cable risk management company that developed an industry-unique theft of services program resulting in the collection of over $300 million in stolen signal revenue, the recovery of over 500,000 illegal devices and over 13,000 theft-of-service interrogations for its “Big 3” and other cable system clients. Mr. McGinnis, who has been active in the cable and satellite television industry for over 19 years, is a Certified Fraud Specialist, a Certified Fraud Examiner and a court certified expert witness for piracy. In addition to spearheading several national and regional piracy device investigations that resulted in multi-million dollar recoveries, he has recovered over $300 million for the cable industry during his career. Prior to his involvement with SSI, he served as the president and chief operating officer for four successful retail companies with locations nationwide. Mr. McGinnis is also a qualified expert witness in the areas of labor relations, employee defalcations, worker’s compensation fraud, wrongful terminations, sexual harassment, and bonding insurance claims. He attended the College of Marin in Kentfield, California for two years of criminal law courses and three years of law school at LaSalle University in Chicago.

Paul S. Maxwell, director, age 64, is the owner and CEO of Media Business Corp., which publishes, skyreport.com, The BRIDGE Suite of news and analysis products and ancillary periodicals as well as provides research and database services. Mr. Maxwell is a founding board member of The Walter Kaitz Foundation; honorary board member of Cable Positive; founding member of C-TAM; Cable TV Pioneer (1990) and member of the pioneer board; and a board member of the Cable Center. Mr. Maxwell studied theology at Southern Methodist University and Perkins Theological Seminary; and studied journalism at the University of Colorado Graduate School of Journalism.

Jeffrey R. Galgano, director, age 38, was appointed as a director in August 2008. Mr. Galgano has been president and a director of Sentinel Technologies, Inc. (a privately held company) and CFO of Sentinel’s operating company Tidel Engineering, L.P. since October 2006. Mr. Galgano previously was the managing director of Stifel Nicolaus & Company, Inc’s. Denver Corporate Finance office from 2000 to 2006; and prior to that was the Managing Director of A.G. Edwards & Sons, Inc’s. Denver Corporate Finance office from 1998 to 2000. Both Stifel Nicolaus & Company and A.G. Edwards & Sons are brokerage and investment banking companies. Mr. Galgano holds an MBA from the J.L. Kellogg Graduate School of Management, Northwestern University and a BSC from DePaul University.

Martin A. Grusin has been a director of VCG since July 2005. Mr. Grusin has been practicing law since 1973, currently in the JG Law Firm. In addition to the active practice of law Mr. Grusin has served as: an officer, general counsel and director of Aqua Glass Corporation, a producer of plastic and acetate tub and shower enclosures; president and chief executive officer, and director of United American Bank, Memphis, Tennessee; and its holding company W.B.T. Holding Company; a director of Regions Bank of Memphis, a company that acquired United American Bank; an associate professor at the University of Arkansas and the University of Memphis; and as general counsel and director of Davis Cartage Company of Corunna, Michigan, a regional general commodities truck line that services industries in central Michigan and the surrounding states. Mr. Grusin received a B.S. degree from the University of Memphis, a Juris Doctor degree from Memphis State University School of Law (1972) and a LLM from the University of Miami School of Law (1973).

There are no material proceedings to which any director, executive officer or affiliate of IPtimize, Inc, any owner of record or beneficially of more than 5% of any class of voting securities of IPtimize, Inc., or security holder is a party adverse to IPtimize, Inc. or has a material interest adverse to IPtimize, Inc.

Other than as described in the biographical information above about our directors and executive officer and to the best of our knowledge, none of the following events has occurred during the past five years that are material to an evaluation of the ability or integrity of any director, director nominee, executive officer, promoter or control person of IPtimize, Inc: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Corporate governance

The board of directors adopted the Corporate governance committees and their charters May 9, 2008. These committees are to be effective for fiscal 2008 transactions after the full Board of directors was seated in August 2008.

Our board of directors oversees the business and affairs of IPtimize, Inc and monitors the performance of our management. Currently, our board of directors has seven members: Ron W. Pitcock (chairman), Robert J. McGraw, Jr., Stan F. McGinnis, Paul S. Maxwell, Michael A. Geller, Jeffery R. Galgano, and Martin A. Grusin.

Our policy requires that all current board members and all nominees for election to the Company’s board of directors put forth in the Company’s proxy statement by the Board attend the annual meeting of shareholders, provided, however, that attendance shall not be required if personal circumstances affecting the Board member or director nominee make his or her attendance impracticable or inappropriate.

Director Independence

Our board of directors has determined that a majority of our directors and all current members of the audit, compensation and nominating committees are “independent”. The board of directors based these determinations primarily on a review of the responses of the directors and executive officers to questions regarding employment and transaction history, affiliations and family and other relationships and on discussions with the directors. The independent directors are Robert J. McGraw, Jr., Stan F. McGinnis, Paul S. Maxwell, Michael A. Geller, Jeffery R. Galgano, and Martin A. Grusin.

Committees of our board of directors

Our board of directors has designated four standing committees: the audit committee, the compensation committee, the executive committee and the nominating committee.

Audit Committee. The Audit Committee’s primary responsibilities are to monitor our financial reporting process and internal control system, to monitor the audit processes of our independent registered public accounting firm, and internal financial management; and to provide an open avenue of communication among our independent registered public accounting firm, financial and senior management and the Board. The Audit Committee operates under a charter and reviews its charter annually and updates it as appropriate. A copy of the current Audit Committee Charter is attached as Appendix A to this Proxy Statement. The Audit Committee was formed on May 9, 2008 and met three times after the full board was seated for the purpose of approving 10Q filings for the first and second quarters and an acquisition of assets. The Audit Committee consists of the following independent directors: Robert J. McGraw, Jr. (Chairman), Michael Geller, Jeffrey Galgano, and Paul Maxwell.

Audit Committee Financial Expert. The Board has determined that Mr. McGraw is an “audit committee financial expert” as this term is defined under Item 401(h) of Regulation S-B under the Securities Act and is independent within the meaning of Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act and Rule 4350(c) of the NASDAQ Stock Market.

Compensation Committee. The Compensation Committee was established on May 9, 2008. It administers our incentive plans, sets policies that govern executives’ annual compensation and long-term incentives, and reviews management performance, compensation, development and succession. The Compensation Committee met two times during the fiscal year 2008 to review, among other things, compensation for the officers, the directors and the proposed Equity Incentive 2008 Plan. The Compensation Committee consists of the following independent directors: Stan F. McGinnis (Chairman), Robert J. McGraw, Jr., Martin A. Grusin, and Jeffery R. Galgano. A copy of the Compensation Committee Charter is attached as Appendix B to this Proxy Statement.

Nominating Committee. The Nominating Committee was also established on May 9, 2008. It identifies candidates for future Board membership and proposes criteria for Board candidates and candidates to fill Board vacancies, as well as a slate of directors for election by the shareholders at each annual meeting. The Committee annually assesses and reports to the Board on Board and Board Committee performance and effectiveness; reviews and makes recommendations to the Board concerning the composition, size and structure of the Board and its committees; and annually reviews and reports to the Board on director compensation and benefits matters. The Nominating Committee met two times during the fiscal year 2008. Its membership consists of the following independent directors: Paul S. Maxwell (Chairman), Michael A. Geller, Stan F. McGinnis and Martin A. Grusin. A copy of the Nominating Committee Charter is attached as Appendix C to this Proxy Statement.

The Nominating Committee will evaluate new director candidates based on their biographical information, a description of their qualifications, as well as other factors the Nominating Committee deems to be relevant, through reviews of biographical and other information, input from others, including members of our board and our executive officers, and personal discussions with the candidate when warranted by the results of these other assessments. The Nominating Committee will evaluate any director candidates recommended by security holders under the same process. In determining whether to recommend to the Board the nomination of a director who is a member of the Board, the Nominating Committee will review the Board performance of such director and solicit feedback about the director from other Board members.

In considering director candidates, the Nominating Committee will consider such factors as it deems appropriate to assist in developing a board and committees that are diverse in nature and comprised of experienced and seasoned advisors. Each director nominee is evaluated in the context of the full Board’s qualifications as a whole, with the objective of establishing a Board that can best perpetuate our success and represent shareholder interests through the exercise of sound judgment. Each director nominee will be evaluated considering the relevance to us of the director nominee’s skills and experience, which must be complementary to the skills and experience of the other members of the Board.

IPtimize requests the following information from prospective board members in order to evaluate applicants and their ability to assist the Company in reaching its goals. This information helps to determine the strengths of applicants to make sure that the Board has representatives that can provide a wide variety of perspectives and prior experiences to support the projects and endeavors of the Company.

1.	A complete biography, including full employment history.

2.	The attached consent form and waiver authorizing the Company to perform full background check, including criminal and credit history.

3.	Documentation of educational levels attained, complete with official transcripts issued directly by the educational institution.

4.	Disclosure of all special interests and all political and organizational affiliations.

5.	A written statement on the reasons that you would want to serve on the Company’s Board, including the reasons that you believe you are qualified to serve.

6.	A description of all litigation in which, you or any of your affiliates, have been a party within the past seven years, if practical.

After submission of the above documents, they will be reviewed at the next practicable Board of directors meeting.

Security holders who wish to recommend to the Nominating Committee a candidate for director may do so by following the procedures described under the headings, “Shareholder Nominees to the Board” and “Shareholders Proposals and Submissions for Inclusion in the Proxy Statement for the 2008 Annual Meeting of Shareholders.”

Executive Committee. Our Board of directors established an Executive Committee in 2008. Pursuant to our bylaws, when our Board of directors is not in session, our Executive Committee has and may exercise all of the authority of the Board of directors except to the extent, if any, that authority is limited by the resolution appointing the executive committee and except also that the Executive Committee does not have the authority to authorize distributions, fill vacancies on the board of directors, authorize reacquisition of shares, authorize and determine rights for shares, amend the articles of incorporation, adopt plans of merger or share exchange, recommend to the shareholders the sale, lease or other disposition of all or substantially all of the property and assets of the corporation otherwise than in the usual and regular course of IPtimize’s business, recommend to the shareholders a voluntary dissolution of IPtimize, or amending our bylaws. Despite its powers under our bylaws, the Executive Committee submits its decisions and proposals to the full board of directors for approval and ratification. The Executive Committee met fourteen times during our 2008 fiscal year. The members of the Executive Committee are Ron W. Pitcock, Robert T. Flood, Clint J. Wilson, and Donald W. Prosser.

Code of Ethics

We have adopted a code of ethics within the meaning of Item 406(b) of Regulation S-B under the Securities Act and the Exchange Act. The code of ethics applies to our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions.

The code of ethics is designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications we make;

•	Compliance with applicable governmental laws, rules and regulations;

•	The prompt internal reporting of violations of the code of ethics to an appropriate person or persons identified in the code of ethics; and

•	Accountability for adherence to the code of ethics.

We undertake to provide a copy of the code of ethics to any person, at no charge, upon a written request. All written requests should be directed to: Donald W. Prosser, IPtimize, Inc., Corporate Secretary, 1720 Bellaire Street, Suite 200, Denver, CO 80222.

Shareholder Nominees to the Board

Shareholders meeting the following requirements who want to recommend a director candidate may do so in accordance with our Bylaws and the following procedures established by the Nominating Committee. We will consider all director candidates recommended to the Nominating Committee by shareholders owning at least 5% of our outstanding shares at all times during the year preceding the date on which the recommendation is made that meet the qualifications established by the board. To make a nomination for director at an annual meeting, a written nomination solicitation notice must be received by the Nominating Committee at our principal executive office not less than 120 days before the one year anniversary date of our Proxy Statement being mailed to shareholders in connection with our previous annual meeting, or such other deadline that may be announced by the board. The written nomination solicitation notice must contain the following material elements, as well as any other information reasonably requested by the Company or the Nominating Committee:

•	the name and address, as they appear on the Company’s books, of the shareholder giving the notice or of the beneficial owner, if any, on whose behalf the nomination is made;

•

a representation that the shareholder giving the notice is a holder of record of our common stock entitled to vote at the annual meeting and intends to appear in person or by proxy at the annual meeting to nominate the person or persons specified in the notice;

•

a complete biography of the nominee, including full employment history, as well as consents to permit us to complete any due diligence investigations to confirm the nominee’s background, as we believe to be appropriate;

•	the disclosure of all special interests and all political and organizational affiliations of the nominees;

•	a signed, written statement from the director nominee as to why the director nominee wants to serve on our Board, and why the director nominee believes that he or she is qualified to serve;

•

a description of all arrangements or understandings between or among any of the shareholder giving the notice, the beneficial owner, if any, on whose behalf the notice is given, each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder giving the notice;

•

such other information regarding each nominee proposed by the shareholder giving the notice as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC should the nominee be nominated by our Board; and

•	the signed consent of each nominee to serve as a director if so elected.

Shareholder communications with our board of directors

Our board of directors desires to foster open communications with IPtimize, Inc’s shareholders regarding issues with a legitimate business purpose affecting IPtimize, Inc. Each director is willing to accept correspondence. Communications from shareholders should be in the form of written correspondence and sent via registered mail or overnight delivery to our corporate offices at 1720 Bellaire Street, Suite 200, Denver, CO 80222, Attention: Corporate Secretary. Electronic submissions of shareholder correspondence will not be accepted. The correspondence shall include supporting documentation evidencing the shareholder’s stock or other holdings in IPtimize, Inc. The corporate secretary shall pass on any such communication, other than a solicitation for a product or service or a request for copies of reports filed with the SEC, to the appropriate director. Any shareholder correspondence addressed generically to the board of directors will be forwarded to the chairman of the board.

Audit Committee Report

The audit committee has not furnished a report detailing its policies and responsibilities relating to the auditing of IPtimize, Inc.’s financial statements for the fiscal year ended December 31, 2007 as it was not formed until May 9, 2008, was not functioning until August 2008 and did not have oversight responsible for that period.

Compensation of Our Executive Officers and Directors

Summary compensation table

The following Summary Compensation Table shows certain compensation information for each of the named executive officers. Compensation data is shown for the years ended December 31, 2007 and 2006. This information includes the dollar value of base salaries, bonus awards, the number of stock options granted, and certain other compensation, if any, whether paid or deferred.

Name and Principal Position	Year	Salary ($)(1)	Bonus (3)(4)	Stock Awards (a)	Option Awards	Non-equity incentive plan compensation	Non-qualified deferred compensation earnings	All Other Compensation (b)(2)	Total
John R. Evans, Director	2007	—	$—	$—	—	—	—	$88,000	$88,800
	2006	$13,125	$—	$13,800	—	—	—	—	$26,925
Clinton J. Wilson, President, Chief Operating Officer and Director	2007	132,750	$(3)	$—	—	—	—	—	$132,750
	2006	108,000	$—	$79,350	—	—		—	$187,350
Robert T. Flood, Chief Information and Technology Officer	2007	82,500	$(4)	$—				—	$82,500
	2006	$60,000	$—	$27,600	—	—	—	—	$87,600
Clay Storer, Vice President	2007	$64,375	$—	$35,000					$99,375
	2006	$35,000	$—	$12,075					$47,075

(1)	Comprised of remuneration paid by us during the fiscal year ended December 31, 2007 and presented on an unaudited basis.

(2)	Comprised of an aggregate of $15,000 in accrued expenses and 586,667 pre-split (195,556 post-split) shares of our common stock issued in settlement of our $88,000 obligation to Mr. Evans for accrued remuneration contained in our July 27, 2007 Termination, Waiver and Release Agreement with Mr. Evans.

(3)	Comprised of an aggregate of a $37,500 settlement of our deferred salary obligation for the 12 months ended December 31, 2007 and a $37,500 settlement of our deferred salary obligation for the 24 months ended December 31, 2006 contained in our March 2008 employment agreement with Mr. Wilson.

(4)	Comprised of an aggregate of a $37,500 settlement of our deferred salary obligation for the 12 months ended December 31, 2007 and a $37,500 settlement of our deferred salary obligation for the 24 months ended December 31, 2006 contained in our March 2008 employment agreement with Mr. Flood.

(a) Option/SAR Grant Table. During the fiscal year ended December 31, 2007, we made no grants of stock options or freestanding SAR’s.

(b) Aggregate Option/SAR Exercises and Fiscal Year-End Option/SAR Value Table. During the fiscal year ended December 31, 2007 no options or SAR’s were exercised.

(c) Long-Term Incentive Plan (“LTIP”) Awards Table. During the fiscal year ended December 31, 2007, we made no made no LTIP awards.

(d) Compensation of Directors. (1) and (2). During the fiscal year ended December 31, 2007, none of our directors received any compensation, whether pursuant to any standard or other arrangement or otherwise.

(e) Employment Contracts and Termination of Employment, and Change-in Control Arrangements. (1) and (2). Except as set forth below, none of our executive officers, directors or employees is serving pursuant to the terms of a written employment or other compensation agreement, understanding or arrangement with us; and no such agreement was entered into during the fiscal year ended December 31, 2007.

On October 1, 2005, Clinton J. Wilson and John R. Evans entered into five year written employment agreements with our company as chief executive officer and chairman and president and chief operating officer, respectively. Each agreement provides for: (i) a two-year severance requirement upon termination by our board of directors; (ii) a one-year non-compete clause upon resignation or termination; and (iii) a base salary, beginning in 2006, of $120,000 for Mr. Evans and $144,000 for Mr. Wilson, with annual increases. On May 1, 2006, Mr. Evans resigned as chief executive officer and chairman and his base salary was reduced to $60,000. On the same date, Mr. Wilson assumed the duties of chief executive officer and his base salary was increased to $180,000. On July 27, 2007, we entered into a Termination, Waiver and Release Agreement with Mr. Evans where in consideration of his waiver of all rights under his employment agreement and his resignation as a member of our Board of directors, we agreed to pay Mr. Evans $15,000 in accrued expenses. We also agreed to convert his $88,000 in accrued remuneration into 586,667 pre-split (195,556 post-split) shares of our common stock which Mr. Evans agreed to voluntarily lock up until July 27, 2008. We also agreed upon mutual general releases. On April 10, 2008, subsequent to the period required to be reported in this Annual Report, and as described in detail in Item 12, we entered into a new three year employment agreement with Clinton J. Wilson as our President and Chief Operating Officer, which agreement superseded and replaced his October 1, 2005 agreement.

We do not currently maintain any equity compensation plans for the benefit of our employees, officers or directors.

(h) Report on Repricing of Options/SAR’s. During the fiscal year ended December 31, 2007, no stock options or freestanding SAR's were repriced.

Our Board of directors, in its discretion, may award stock and stock options to key executives for achieving financing or expenditure guidelines, meeting our business plan objectives, as part of their compensation for employment or for retention purposes.

Employment contracts and termination of employment and change-in-control arrangements

We currently do not have any employment contracts or termination of employment and change-in-control arrangements with our named executive officers.

Securities authorized for issuance under equity compensation plans

The following table sets forth, as of December 31, 2007, information with respect to equity compensation plans (including individual compensation arrangements) under which our securities are authorized for issuance:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column)
Equity compensation plans approved by security holders	-0-	-0-	1,325,000
Equity compensation plans not approved by security holders	-0-	-0-	601,666

	-0-	-0-	1,926,666

Compensation of directors

The Company did not pay its directors in our 2007 fiscal year.

The table below sets forth the compensation we paid to our non-employee directors during our 2008 fiscal year.

Name	Fees earned or paid in cash ($)	Stock awards ($)		Option awards ($)	Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Robert J. McGraw, Jr.	-0-	25,313	(1)	-0-	-0-	-0-	-0-	25,313
Stan F. McGinnis	-0-	25,063	(2)	-0-	-0-	-0-	-0-	25,063
Paul S. Maxwell	-0-	22,344	(3)	-0-	-0-	-0-	-0-	22,344
Jeffrey R. Galgano	-0-	7,656	(4)	-0-	-0-	-0-	-0-	7,656
Michael A. Geller	-0-	7,032	(5)	-0-	-0-	-0-	-0-	7,032
Martin A. Grusin	-0-	6,875	(6)	-0-	-0-	-0-	-0-	6,875

(1)

Consists of an award of 52,735 shares of our common stock as a retainer for services on our board of directors. The fair market value of the shares at the time of grant is $0.48, the closing market price on that date.

(2)

Consists of an award of 52,214 shares of our common stock as a retainer for services on our board of directors. The fair market value of the shares at the time of grant is $0.48, the closing market price on that date.

(3)

Consists of an award of 46,550 shares of our common stock as a retainer for services on our board of directors. The fair market value of the shares at the time of grant is $0.48, the closing market price on that date.

(4)

Consists of an award of 15,951 shares of our common stock as a retainer for services on our board of directors. The fair market value of the shares at the time of grant is $0.48, the closing market price on that date.

(5)

Consists of an award of 14,649 shares of our common stock as a retainer for services on our board of directors. The fair market value of the shares at the time of grant is $0.48, the closing market price on that date.

(6)

Consists of an award of 14,323 shares of our common stock as a retainer for services on our board of directors. The fair market value of the shares at the time of grant is $0.48, the closing market price on that date.

We currently do not pay cash compensation to our directors. Each director receives shares of our common stock per year as a retainer for services on our board of directors. These shares varied in fiscal 2008 based on time on the board of directors and committees served on. (see chart above for number shares issued) We reimburse our directors for all reasonable expenses related to their attending board and committee meetings. No director has received stock options to date.

Transactions with Related Persons

Board policies regarding transactions with related persons

All material related party transactions after May 9, 2008 have to be ratified by the independent directors of our board of directors. The independent directors will review future material related party transactions for fairness and have access, at our expense, to our legal counsel or to independent legal counsel. Prior to acquiring any properties owned by or affiliated with our management, an appraisal or valuation must be conducted by an independent third party and a majority of the independent directors are required to approve any such transaction. In addition, our management is required to present to the company all property acquisition opportunities of which management is or becomes aware and we have a right of first refusal with respect to any such opportunity before members of our management may pursue such opportunities independently.

There have been no related transactions after May 9, 2008 to October 24, 2008.

The following are the related transactions prior to the policy of May 9, 2008:

(a)	Transactions with Related Persons.

Transactions with First Capital Business Development, LLC

Business Advisory Agreement. On March 9, 2007, at a time when we were insolvent with a negative shareholder equity balance, we entered into an exclusive written Business Advisory Agreement (the “Advisory Agreement”) with First Capital Business Development, LLC, an otherwise non-affiliated Colorado limited liability company controlled by or under common control of Gary J. Graham (“FCBD”). Pursuant to the Advisory Agreement, FCBD has been performing restructuring and recapitalization advisory activities and business development services, including restructuring pending acquisitions and/or recapitalization plans, and the establishment of one or more short-term and permanent capital facilities designed to fund our outstanding liabilities and the development of our acquisition business model. In consideration for FCBD’s services, we issued FCBD an aggregate of 8,335,000 pre-split (2,778,333 post-split) shares of our Common stock, at par value or an aggregate of $833.50 and representing a 24.8% equity interest as of the date of the Advisory Agreement. In addition, we agreed to pay to FCBD: (i) a fee of $5,000 per month for the two year term of the Advisory Agreement; (ii) a restructuring advisory fee of $150,000; and (iii) with respect to each of the first three acquisitions we consummate, a $10,000 modeling fee and a $40,000 success fee. Finally, we agreed to issue FCBD a ten year warrant to purchase an aggregate of 4,165,000 pre-split (1,388,333 post-split) shares of our Common stock at an exercise price of $0.75 per share or such greater price as shall be paid by investors in any permanent financing. The Advisory Agreement afforded us the opportunity to repurchase the 8,335,000 pre-split (2,778,333 post-split) shares of our Common stock for $833.50 as well as the warrant in the event the financing contemplated by the Advisory Agreement is not consummated.

Line of Credit Agreement. On July 2, 2007, while still insolvent with a negative shareholder equity balance, we entered into a written $330,000 Line of Credit Agreement with FCBD wherein FCBD made a $330,000 line of credit available to us for working capital financing to sustain operations and develop our business model. The line of credit was secured by all of our un-pledged and unencumbered tangible and intangible assets. In consideration for a drawdown in the amount of $325,000 on the line of credit, we executed a 9% promissory note due in one lump sum on October 2, 2007 and issued an aggregate of 600,000 pre-split (200,000 post-split) restricted (i.e., unregistered) shares of our Common stock to FCBD.

First Amendment to Business Advisory Agreement. On September 5, 2007, we entered into a written amendment to the Advisory Agreement with FCBD wherein FCBD agreed to the accrual of its $5,000 per month contract fee until the closing of our then proposed $4,000,000 acquisition financing. FCBD also agreed to the accrual of our restructuring advisory fee payments of $30,000 payable on or before May 1, 2007 and the balance on or before July 15, 2007 until the closing of our then proposed $4,000,000 acquisition financing.

Second Amendment to Business Advisory Agreement. On February 22, 2008, we entered into a second amendment to the Advisory Agreement with FCBD. Pursuant to the second amendment, we agreed to the following:

1. Monthly Contract Fee. Payment of $5,000 of the accrued and unpaid advisory fees in the amount of $60,000 with the balance to be paid from the proceeds of any financing consummated in excess of $3,000,000 (the “First Financing Closing”). Thereafter, we agreed to pay timely the monthly contract fee;

2. Advisory Fee. To pay the full $150,000 advisory fee plus accrued interest at the First Financing Closing and the grant of the right and option. On five days prior written notice, to convert all or any portion of the advisory fees to shares of our Common stock, at a conversion price of $.45 per share and the right to include such shares in the first registration statement filed by us under the Securities Act;

3. Full Vesting of Common stock. The 2,778,333 post-split shares of our Common stock previously issued to FCBD under the Advisory Agreement became fully vested, and our right to repurchase the same was relinquished;

4. Full Vesting and Modification of Warrant. The ten year Warrant to purchase 1,388,333 post-split shares of our Common stock previously issued to FCBD under the Advisory Agreement became fully vested and our right to repurchase the same was relinquished. In addition, the exercise price of the warrant was increased to $.45 per share to conform to our then recently conducted private financings and amended to provide a cashless exercise;

5. Future Compensation. A success fee equal to eight percent (8%) (the “Success fee”) of any joint venture, licensing or sub-licensing agreement, resell agreement, product sales and/or marketing, distribution agreement, merger, acquisition, business combination, sale of our assets or our common stock or any divestiture of any of our assets or business introduced to us by FCBD or with respect to which FCBD’s active involvement has been requested by us. The Success Fee shall be payable at the closing of the transaction in cash or shares of our Common stock, at the election of FCBD unless we only receive securities of the buyer, in which case the Success Fee shall be similarly paid;

6. Bonus Shares. As a bonus for FCBD’s performance of services in excess of those required of it in the Advisory Agreement, and simultaneously with the execution of the second agreement, we agreed to issue 317,777 restricted (i.e. unregistered) shares of our Common stock (the “Bonus Shares”) to FCBD and further agreed to include the same in the first registration statement filed by us under the Securities Act;

7. Payment of Expenses. Payment of all accrued and unpaid expenses due to FCBD in the amount of $187,525. Following the execution of the second amendment, we agreed to pay FCBD’s expenses monthly on a current basis;

8. Cash Bonus. As an additional bonus for FCBD’s performance of services in excess of those required of it in the Advisory Agreement and specifically related to the closing of the February 2008 $1,650,000 bridge loan financing, we agreed to pay a special cash bonus of $28,525 to FCBD.

Line of Credit Extension Agreement. On February 24, 2008, we entered into a Line of Credit Extension Agreement with FCBD. Pursuant to the agreement, FCBD agreed to extend the due date of the $324,725 it advanced to us under our July 2, 2007 line of credit agreement from October 2, 2007 to March 31, 2009. FCBD also granted us the right to prepay the note provided: (i) the last sale price for our Common stock in the Pink Sheet Market or the OTC Bulletin Board market for 20 consecutive trading days shall be $1.35 or greater; and (ii) a minimum average daily trading volume of 50,000 shares shall be maintained during such 20 day trading period. In consideration for the extension, we: recalculated the overdue interest, increasing it from 11.45% per annum to 12.99% per annum through March 1, 2008, bringing the total balance to $324,725 and payable monthly on a current basis; issued a new promissory note with interest at the rate of 12.99% upon FCBD’s surrender of the original note; granted FCBD the right to convert all or any portion of the $324,725 credit line balance into an aggregate of 721,611 shares of our Common stock at $.45 per share; and issued FCBD a five year warrant to purchase an aggregate of 360,806 shares of our Common stock at $.45 per shares on a cashless basis and computed on the basis of one share of our Common stock for each $.90 of the credit line balance advanced to us by FCBD. We also agreed to register the shares issuable upon FCBD’s exercise of the warrant in the first registration statement filed by us under the Securities Act; and

9. Termination and Settlement Agreement. On April 24, 2008, we entered into a Termination and Settlement Agreement with FCBD related to the Advisory Agreement, pursuant to which we agreed to pay FCBD $159,000 and issue to FCBD an aggregate of 311,111 shares of our common stock in full settlement of all of our monetary obligation to FCBD under the Advisory Agreement. We agreed to register the shares of stock issued to FCBD in the first registration statement filed by us under the Securities Act.

Transaction with John R. Evans. On July 27, 2007, we entered into a Termination, Waiver and Release Agreement with Mr. Evans, then a director of our Company. Pursuant to the agreement, and in consideration of Mr. Evans’ waiver of all rights under his employment agreement and his resignation as a member of our Board of directors, we agreed to pay Mr. Evans $15,000 in accrued expenses. We also agreed to convert his $88,000 in accrued remuneration into 586,667 pre-split (195,556 post-split) shares of our common stock which Mr. Evans agreed to voluntarily lock up until July 27, 2008. The agreement also provided for mutual general releases.

Transactions with Ron Pitcock.

Consulting Agreement. On April 1, 2007, Mr. Pitcock began serving as an independent consultant to our Company at an agreed upon $10,000 per month accrued consulting fee without the benefit of a written agreement. On August 20, 2007, and we executed an Independent Contractor Agreement and Option Agreement with Mr. Pitcock as an independent consultant. Pursuant to which, we: (i) agreed to accrue a $10,000 per month consulting fee retroactive to April 1, 2007; (ii) granted Mr. Pitcock a five year option to purchase an aggregate of 1,073,333 post-reverse split shares of our Common stock, $.001 par value per share, at $.24 per share (the “Consulting Option Shares”); (iii) agreed to reimburse Mr. Pitcock for his expenses; and (iv) agreed to increase the monthly accrued consulting fee to $12,500 per month after January 1, 2008. An aggregate of 357,778 Consulting Option Shares vested upon the execution of the August 20, 2007 consulting agreement, and the remaining 715,555 Consulting Option Shares shall vest at the rate of 59,629 shares per quarter commencing on September 1, 2007.

Employment Agreement. On February 22, 2008, and as previously reported in our current report on Form 8-K dated February 22, 2008, we entered into a three year employment agreement with Mr. Pitcock as our the chief executive officer. Pursuant to the agreement, and in addition to a base salary of $150,000 and customary health and hospitalization, vacation, confidentiality, and non-competition provisions, the agreement: (i) settled our $125,000 accrued monthly consulting obligation for an aggregate of 277,777 shares of our common stock valued at $.45 per share; (ii) granted Mr. Pitcock an Incentive Stock Option under our 2007 Stock Option Plan to purchase an aggregate of 250,000 shares of our Common stock at $.45 per share all of which vested upon the execution of the employment agreement; and (iii) granted Mr. Pitcock the right to have all of his option shares registered under the Securities Act in the first Registration Statement filed by us under the Securities Act following the date of the agreement.

Loan Extension Agreement. On February 24, 2008, we entered into a Loan Extension Agreement with Mr. Pitcock. Pursuant to the agreement, Mr. Pitcock agreed to extend the due date of the $100,000 he advanced to us under his May 4, 2007 written loan agreement and which was due and payable on August 4, 2007 to March 31, 2009. Mr. Pitcock also granted us the exclusive and non-transferable right and option, on 30 days advance written notice, to demand that he surrender his promissory note for prepayment of the outstanding principal and accrued interest due thereunder. Our right to exercise our option was made explicitly conditioned upon the following two conditions: (i) the last sale price for our Common stock in the Pink Sheet Market or the OTC Bulletin Board market for 20 consecutive trading days shall be $1.35 or greater; and (ii) a minimum average daily trading volume of 50,000 shares during such 20 day trading period. In consideration for the extension, we:

1. Recalculated the overdue interest from 11.45% per annum to 12.99% per annum through March 1, 2008, bringing the total due to $110,897 and pay the same monthly;

2. Issue a new promissory note with interest at the rate of 12.99% upon Mr. Pitcock’s surrender of the original note;

3. Granted Mr. Pitcock the right to convert all or any portion of the $110,897 loan balance into an aggregate of 246,438 shares of our Common stock at $.45 per share; and

4. Issued to Mr. Pitcock a five year warrant to purchase an aggregate of 123,219 shares of our common stock at $.45 per shares and computed on the basis of one share of our common stock, for each $.90 of the loan balance advanced to us by Mr. Pitcock. We also agreed to register the shares issuable upon Mr. Pitcock’s exercise of the warrant in the first Registration Statement filed by us under the Securities Act.

Transaction with Donald W. Prosser and Donald Prosser, P.C. We entered into a one year non-exclusive independent contractor agreement (the “Contractor Agreement”) with Donald Prosser, P.C., a Colorado professional corporation controlled by and under common control of Donald W. Prosser (the “Consultant”) to act as our consulting Chief Financial Officer. In addition to the customary representations and warranties and indemnification and confidentiality provisions, the Contractor Agreement consolidated our October 20, 2007 verbal agreement and understanding with Mr. Prosser by settling our $12,000 consulting debt with 26,666 shares of our common stock; and granting the Consultant a five year non-incentive stock option to purchase 85,000 restricted (i.e., unregistered) shares of our Common stock at $.24 per share, the price we verbally agreed upon with Mr. Prosser in October 2007. This option, which vests at the rate of 21,250 shares per calendar quarter commencing as of October 20, 2007, was conditioned on our successfully closing the $1,500,000 minimum of our then ongoing private offering of Convertible Subordinated Debentures pursuant to a November 26, 2007 Private Placement Memorandum (the “Debenture Offering”).

In addition, and in the Contractor Agreement, we agreed to pay the Consultant the following compensation: (i) a monthly fee of $8,000 per month payable in cash on the first day of the first month following the execution of the Contractor Agreement; (ii) 75,000 shares of the our common stock valued at $.45 per share subject to the closing of the Debenture Offering; and (iii) a five year non-incentive stock option to purchase 250,000, restricted (i.e., unregistered) shares of our Common stock at $.45 per share subject to the closing of the Debenture Offering.

Transaction with Clinton J. Wilson. On April 10, 2008, we entered into a three year employment agreement with Clinton J. Wilson as our president and chief operating officer, which supersedes in its entirety the October 1, 2005 employment agreement. Pursuant to the agreement, and in addition to a base salary of $150,000 and customary health and hospitalization, vacation, confidentiality, and non-competition provisions, the agreement contains the following three compensation provisions:

1. The settlement of our deferred salary obligation for the 12 months ended December 31, 2007 for $37,500 payable one third upon the execution of the agreement, one third on June 1, 2008 and the balance on September 1, 2008;

2. The settlement of our deferred salary obligation for the 24 months ended December 31, 2006 by providing 36 weeks of paid vacation, which Mr. Wilson shall be entitled to request, on ten days prior written notice, at the rate of one week per month or a maximum of 12 weeks per year (the “Paid Vacations”). The Paid Vacations are subject to the sole discretion of our chief executive officer. In the event any request for a week of Paid Vacations is declined by our chief executive officer, we shall be obligated to pay the requested one week of Paid Vacation at the end of the month in which the week was requested. All unpaid but accrued Paid Vacations shall be paid in cash at the end of the five year term of the agreement. In the event the agreement is terminated other than by us for cause, all unpaid but accrued Paid Vacations shall be paid in cash as of the date of termination; and

3. The agreement acknowledged that in light of the non-qualified, non-transferable, five year option to purchase and aggregate of 565,000 post-reverse split shares of our common stock at an exercise price of $.24 per share that we granted August 20, 2007 pursuant to an option agreement of even date therewith, no incentive stock option was granted to Mr. Wilson. The August 20, 2007 option vests at the rate of 28,250 shares per calendar quarter commencing on September 1, 2007 until fully vested.

Transaction with Robert Flood. On March 25, 2008, we entered into a three year employment agreement with Robert Flood as our chief information and technology officer. Pursuant to the agreement, and in addition to a base salary of $120,000 and customary health and hospitalization, vacation, confidentiality, and non-competition provisions, the agreement contained the following three compensation provisions:

1. The settlement of our deferred salary obligation for the 12 months ended December 31, 2007 for $37,500 payable one third upon the execution of the agreement, one third on June 1, 2008 and the balance on September 1, 2008;

2. The settlement of our deferred salary obligation for the 24 months ended December 31, 2006 by providing 52 weeks of paid vacation, which Mr. Flood shall be entitled to request, on ten days prior written notice, at the rate of one week per month or a maximum of 12 weeks per year (the “Paid Vacations”). The Paid Vacations are subject to the sole discretion of our Chief Executive Officer. In the event any request for a week of Paid Vacations is declined by our Chief Executive Officer, we shall be obligated to pay the requested one week of Paid Vacation at the end of the month in which the week was requested. All unpaid but accrued Paid Vacations shall be paid in cash at the end of the five year term of the agreement. In the event the agreement is terminated other than by us for cause, all unpaid but accrued Paid Vacations shall be paid in cash as of the date of termination; and

3. The issuance of a five year incentive stock option to purchase an aggregate of 188,334 shares of our Common stock at $.45 per share. The options vest at the rate of 15,695 shares per calendar quarter starting on June 1, 2008.

Except as disclosed above, none of our directors or executive officers, nor any proposed nominee for election as a director, nor any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to all of our outstanding shares, nor any members of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the foregoing persons has any material interest, direct or indirect, in any transaction over the last two years or in any presently proposed transaction which, in either case, has or will materially affect us.

(b)	Parents

By virtue of its 23.2% equity interest in our Company as of the date of this current filing 10-KSB Registration Statement, FCBD may be deemed to be a parent of our Company.

Independent Public Accountants

Audit Fees

Stark Winter Schenkein & Co., LLC. (“SWS”) has served as our registered independent accountants to audit our annual financial statements for the three fiscal years ended December 31, 2007. Through the date of filing this report, we have paid SWS an aggregate of $68,679 in fees for its professional services rendered in connection with the 2005 and 2006 engagements, and expect to incur approximately $9,000 in additional fees through the completion of its professional services for the year ended December 31, 2007.

Audit-Related Fees

SWS billed us and we paid $20,000 for its services in connection with reviewing our Registration Statement on Form 10-SB and our Registration Statement on Form 10-SB.

Tax Fees

There were $12,500 in fees billed to us during the three fiscal year ended December 31, 2007, for professional services of SWS for tax compliance and related tax services regarding prior year tax returns.

All Other Fees

There were no fees billed to us during the three fiscal year ended December 31, 2007, for services rendered by SWS other than the services described in the previous three paragraphs.

Audit Committee Pre-Approval Procedures.

The engagement of Stark Winter Schenkein & Co., LLC to render audit and/or non-audit services required the prior approval of our Board of directors since we did not yet have an audit committee in place for the year ended December 31, 2007.

PROPOSAL 1

TO ELECT DIRECTORS, EACH TO SERVE SUCH TERM AS SET FORTH HEREIN

OR UNTIL HIS SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED

There are currently seven positions on IPtimize’s board of directors. On March 23, 2007, our board of directors amended our bylaws to divide the directors into three classes, one of which includes three directors and two of which include two directors. Starting with our 2008 annual meeting of our shareholders, the director nominees in each class up for election at such annual meeting will be elected for three years and serve until the election and qualification of their successors. However, in the election of directors at the 2007 annual meeting and in order to create a staggered board, the following director nominees are up for election for the following terms:

Stan F. McGinnis	One year; eligible for re-election at our 2009 annual meeting

Paul S. Maxwell	One year; eligible for re-election at our 2009 annual meeting

Jeffery R. Galgano	Two years; eligible for re-election at our 2010 annual meeting

Michael A.Geller	Two years; eligible for re-election at our 2010 annual meeting

Robert J. McGraw, Jr.	Three years; eligible for re-election at our 2011 annual meeting

Martin A. Grusin	Three years; eligible for re-election at our 2011 annual meeting

Ron W. Pitcock	Three years; eligible for re-election at our 2011 annual meeting

Our board of directors has concluded that the election of Messrs. McGinnis, Maxwell, McGraw, Jr., Galgano, Geller, Pitcock, and Grusin to our board of directors is in IPtimize’s best interests and recommends approval of their election. Biographical information concerning the director nominees can be found under the caption “Information about our Directors and Executive Officers.”

Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted for the election of the director nominees. Each director nominee consented to being named in this proxy statement and to serve his term if elected. Although the board of directors does not contemplate that any of these individuals will be unable to serve, if such a situation arises prior to the 2008 annual meeting, the persons named in the enclosed proxy will vote for the election of any other person the board of directors may choose as a substitute nominee.

Each of the director nominees must receive a plurality of the eligible votes cast in order to be elected. A nominee who received a plurality of the eligible votes cast received more votes than any other nominee for the same director’s seat. Shareholders are not permitted to use cumulative voting in the election of directors. In the event that no other nominations are received, the director nominees will be elected upon receiving one or more votes. So, if you do not vote for the nominee, or you indicate “withhold authority to vote” for the nominee on your proxy card, your vote will not count either “FOR” or “AGAINST” the nominee.

i

The board of directors unanimously recommends a vote FOR the election of the director nominees.

Proposal 2

To Approve Additional Issuances of IPtimize’s Securities

We seek shareholder approval in connection with additional issuances of our securities relating to certain transactions that took place in the forth quarter 2007 and the first three quarters of 2008. We are obtaining shareholder approval prior to the additional issuances on these transactions in anticipation of listing on a exchange before the next shareholders meeting.

Private Placement

•

On April 5, 2008 the Company closed on the $5,000,000 debenture offering above the minimum offering of $1,500,000 with $2,063,780 in debentures. The terms of the notes are 10% due in five years, interest paid quarterly, and convertible into common stock at $0.45 per share. Convertible into 4,586,178 shares of common stock

Bridge Loan 2008

•

On February 22, 2008, entered into Bridge Loan Agreements with a group of investors (the “Bridge Loan”). Investors were issued convertible promissory notes of $1,650,000 bearing interest at 12.99% per annum and convertible into 3,666,667 shares of our common stock at $0.45 per share (the “Bridge Note”). In addition to the usual representations and warranties, the Bridge Loan Agreement granted us the right to prepay the Loan Amount on 45 days prior written notice at any time after the closing bid price for our common stock for 20 consecutive trading days is $1.35 or greater and the minimum average daily trading volume during such 20 day trading period shall have been 50,000 shares. The investors were also issued five year warrants (the “Bridge Warrants”) to purchase an aggregate of 1,833,333 restricted shares of our common stock at $0.45 per share (the “Bridge Warrant Shares”). We agreed to register the Bridge Warrant Shares in the first registration statement we file under the Securities Act of 1933, as amended. Total shares of common stock for the convertible notes and warrants are 5,500,000 shares.

Working Capital Convertible Loan

•

On September 20, 2008 the Company entered into a working capital convertible loan agreement with five current investors in the Company. The terms of the note are as follows: 1) Interest paid at a rate of twelve and 99/100 (12.99%) percent per annum on an actual day/360 day basis and payable on the 18th day of each month beginning on October 18, 2008; 2) All principal, unpaid interest and other costs incurred in connection with this Note shall be due and payable to the Holder on the on the earlier of: (i) six months from the date of this Working Capital Loan Agreement. (the “Due Date”) and (ii) have the option of the Lender to extend for one (1) additional year (total of 18 months) or (iii) at the option of the lender to receive $50,000 per month plus interest after the Due Date. Both options are at the Leaders discretion and upon 60 days notice. The terms of the note are governed by a “Working Capital Loan Agreement”. In addition, the loan is convertible at $0.30 per share of Common stock at the option of the Lender and the Lender received Common stock purchase warrants for a 1,000,000 shares at $0.45 per share of common stock expiring in five years. The total shares of common stock for the convertible notes and warrants are 3,000,000 shares.

Vote Required and Board Recommendation

Proposal 2 must be approved by the affirmative vote of the holders of a majority of the votes at the Annual Meeting at which a quorum is present and voting, in person or by proxy. Our Board unanimously recommends a vote FOR the ratification of this Proposal 2.

Proposal 3

TO APPROVE THE EQUITY INCENTIVE PLAN 2008

On October 10, 2008, our Board recommended approval of the Equity Incentive Plan 2008 (2008 Plan) a copy of which is attached as Appendix d to this proxy statement.

Purpose

The purpose of the 2008 Plan is to induce our officers, directors, employees and consultants or any of our subsidiaries who are in positions to contribute materially to our growth and prosperity to remain with us by offering these individuals incentives and rewards in recognition of their contributions to our company. The 2008 Plan applies to all grants of stock options and stock appreciation rights (SARs) granted on or after the date the 2008 Plan is approved or adopted by our directors unless otherwise indicated.

Eligibility and Award Types

Under the 2008 Plan, we may issue options which will result in the issuance of up to an aggregate of 5,000,000 shares of our common stock. The 2008 Plan provides for options which qualify as incentive stock options (Incentive Options) under Section 422 of the Code, as well as the issuance of non-qualified options (Non-Qualified Options). The shares issued by our company under the 2008 Plan may be either treasury shares or authorized but unissued shares as our Board may determine from time to time. Also, we may grant Non-Qualified Options and SARs only to those of our officers, directors, employees and consultants who are not our employees or those of any of our subsidiaries as selected by the Board or the Board’s committee. The 2008 Plan also provides for Incentive Options, which are available only to officers, directors (who are also employees) and employees of the company or its subsidiaries as selected by our Board or appointed by a Board committee.

Administration

Options granted under the 2008 Plan must be evidenced by a stock option agreement in a form consistent with the provisions of the 2008 Plan. In the event that employment or service provided by a 2008 Plan participant is terminated for cause, any vested or unvested options, rights to any options, or SARs of the 2008 Plan participant will terminate immediately regardless of whether the option is qualified or non-qualified. In the event a 2008 Plan participant is terminated for any reason other than for cause, death or disability, any non-qualified or qualified options, options rights or SARs held by the 2008 Plan participant may be exercised for three months after termination or at any time prior to the expiration of the of the option, whichever is shorter, but only to the extent vested on the termination date.

The price at which shares of common stock covered by the option can be purchased is determined by our board; however, in all instances the exercise price is never less than the fair market value of our common stock on the date the option is granted. To the extent that an Incentive Option or Non-Qualified Option is not exercised within the period in which it may be exercised in accordance with the terms and provisions of the 2008 Plan described above, the Incentive Option or Non-Qualified Option will expire as to the then unexercised portion. To exercise an option, the 2008 Plan participant must tender an amount equal to the total option exercise price of the underlying shares and provide written notice of the exercise to the company. The right to purchase shares is cumulative so that once the right to purchase any shares has vested, those shares or any portion of those shares may be purchased at any time thereafter until the expiration or termination of the Option.

Federal Income Tax Implications of the Plan

We believe that under current law the following federal income tax consequences generally would arise with respect to awards under the Plan.

With respect to awards that result in a transfer to the participant of cash or shares or other property, if no restriction on transferability or substantial risk of forfeiture applies to the transferred amounts, the participant generally must recognize ordinary income equal to the cash or the fair market value of shares or other property actually received at the time received. If we grant an award of deferred stock or permit the participant to elect to defer receipt of cash or shares under a Plan award, the participant will defer the time he or she becomes subject to income tax, and our right to claim a tax deduction will be likewise deferred. If a restriction on transferability and substantial risk of forfeiture applies to shares or other property transferred to a participant under an award (such as, for example, restricted stock), the participant generally must recognize ordinary income equal to the fair market value of the transferred amounts at the earliest time either the transferability restriction or risk of forfeiture lapses. In all cases, we generally can claim a tax deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time of grant of restricted stock or other property rather than upon lapse of restrictions on transferability or the risk of forfeiture, but if the participant subsequently forfeits such shares or property he or she would not be entitled to any tax deduction, including as a capital loss, for the value of the shares or property on which he or she previously paid tax.

The foregoing provides only a general description of the application of federal income tax laws to certain awards under the 2008 Plan. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the Plan, as the consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. Different tax rules may apply, including in the case of variations in transactions that are permitted under the Plan. The summary does not address the effects of other federal taxes or taxes imposed under state, local, or foreign tax laws.

Vote Required and Board Recommendation

Proposal 3 must be approved by the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting at which a quorum is present and voting, in person or by proxy. Our Board unanimously recommends a vote FOR the approval of this Proposal 3.

PROPOSAL 4

TO RATIFY THE APPOINTMENT OF RONALD R. CHADWICK, PC., CPA AS OUR

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The audit committee of the board of directors has selected Ronald R. Chadwick, PC CPA. As IPtimize’s independent certified public accountants for the fiscal year ending December 31, 2008 and has further directed that management submit the selection of Ronald R. Chadwick, PC., CPA for ratification by the shareholders at the 2008 annual meeting of shareholders.

Shareholder ratification of the selection of Ronald R. Chadwick, PC CPA as IPtimize’s independent certified public accountants is not required by our bylaws or otherwise. However, the board of directors is submitting the selection of Ronald R. Chadwick, PC CPA to the shareholders for ratification as a matter of corporate practice. If the shareholders fail to ratify the selection, the audit committee may reconsider whether or not to retain Ronald R. Chadwick, PC CPA in the future. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent certified public accounting firm at any time during the year if the audit committee determines that such a change would be in IPtimize’s best interest.

Ratification of the selection of Ronald R. Chadwick, PC CPA as IPtimize's independent certified public accountants will be approved if the votes cast favoring Proposal 3 exceed the votes cast against it at the annual meeting at which a quorum is present and voting, in person or by proxy.

The board of directors unanimously recommends a vote FOR the ratification of the appointment of Ronald R. Chadwick, PC CPA. as our independent certified public accountants for the fiscal year ending December 31, 2008.

v

Other Business

Our board of directors does not intend to bring any other matters before the annual meeting, nor does the board know of any matters that other persons intend to bring before the annual meeting. If, however, other matters not mentioned in this proxy statement properly come before the annual meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of our board of directors.

General Information

Next annual meeting of shareholders

We presently intend to hold our next annual meeting on or about June 15, 2009. A proxy statement and notice of our 2009 annual meeting will be mailed to all shareholders approximately a month prior to that date. Proposals for our 2008 annual meeting to be included in our proxy statement for that annual meeting of shareholders must be received at our principal executive offices located in Denver, CO no later than 120 days prior to the first anniversary of the date on which we released this proxy statement for our 2008 annual meeting to our shareholders; provided, however, that in the event that the date of our 2009 annual meeting is advanced by more than 30 days from the date of our 2008 annual meeting, we must receive shareholder proposals no later than the close of business on the tenth day following the earlier of the date on which notice of the date of the meeting was mailed or public disclosure was made. All shareholder proposals received after the time periods set forth above will be considered untimely and will not be included in the proxy statement for our 2009 annual meeting. Shareholder proposals must be in writing and must comply with the other provisions of Rule 14a-8 under the Exchange Act. The SEC rules establish a different deadline for submission of shareholder proposals that are not intended to be included in our proxy statement with respect to regularly scheduled annual meetings. The rules set forth standards as to what shareholder proposals are required to be included in a proxy statement. Also, the notice must meet the other requirements contained in our bylaws. A copy of the relevant bylaw provisions containing the requirements for making shareholder proposals may be obtained by contacting our corporate secretary at our principal executive offices located at 1720 Bellaire Street, Suite 200, Denver, CO 80222.

Householding

We will be “householding” our proxy materials. This means that only one copy of this proxy statement, only one copy of the 2007 annual report on Form 10-KSB may have been sent to you and the other shareholders who share your address. Householding is designed to reduce the volume of duplicate information that shareholders receive and reduce VCG's printing and mailing expenses.

If your household has received only one copy of these materials, and you would prefer to receive separate copies of these documents, either now or in the future, please call or write to us at (303) 268-3600 or 1720 Bellaire Street, Suite 200, Denver, Colorado 80222, Attention: Corporate Secretary. We will deliver separate copies promptly. If you are now receiving multiple copies of our proxy materials and would like to have only one copy of these documents delivered to your household in the future, please contact us in the same manner.

Report on Form 10-KSB

IPtimize, Inc’s 2007 annual report on Form 10-KSB for the year ended December 31, 2007 (without exhibits) are enclosed. Additional copies may be obtained without charge upon request made to IPtimize, Inc., 1720 Bellaire Street, Suite 200, Lakewood, CO 80222, Attention: Corporate Secretary.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY USING THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT. IF YOU ARE A SHAREHOLDER OF RECORD AND ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.

IPtimize, Inc.

By:	/s/ Donald W. Prosser
Secretary

Appendix A

IPtimize, INC

AUDIT COMMITTEE CHARTER

(as adopted by the Board of Directors on May 9, 2008)

ORGANIZATION

There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall consist of at least three independent members of the Board of Directors, who serve at the pleasure of the Board. The Board of Directors shall designate the Audit Committee members and the Committee Chairman. The Audit Committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as Committee members.

Members of the Audit Committee should be considered independent if they have no relationship to the corporation which may interfere with the exercise of their independent judgment. One director who has such a relationship which could interfere with the exercise of their independent judgment (the “non-independent director), may be appointed to the Audit Committee, if the Board under exceptional and limited circumstances determines that membership on the Committee by the individual is required by the best interest of the corporation and its shareholders, and the Board discloses in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination; provided, however, that the non-independent director may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or any other Board committee: (a) accept directly or indirectly any consulting, advisory, or other compensatory fee from the corporation or any subsidiary thereof, provided that, unless the rules of the NASDAQ provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the corporation (provided that such compensation is not contingent in any way on continued service); or (b) be an affiliated person of the corporation or any subsidiary thereof.

The following are examples of relationships which members of the Audit Committee may have which may interfere with the exercise of their independence from management and the corporation:

1.	A director being employed by the corporation or any of its affiliates for the current year or any of the past three years, other than prior employment as an interim Chairman of the Board or CEO;

2.	A director or immediate family member of the director accepting any compensation in excess of $120,000 from the corporation or any of its affiliates other than compensation set forth under Section IM 4200 – Rule 4200(a)(15) and specified in Rule 4350(c)(1) of the NASDAQ Company Guide;

3.	A director being a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the corporation or any of its affiliates as an executive officer;

4.	A director being a partner in, or a controlling shareholder or an executive officer of, any for profit business organization to which the corporation made, or from the which the corporation received payments that exceed 5% of the organization’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the most recent three fiscal years;

5.	A director or immediate family member of such director being employed as an executive of another company where any of the corporation’s executives during the most recent three fiscal years served on that company’s compensation committee.

6.	A director who is, or has an immediate family member who is, a current partner of the corporation’s outside auditor, or was a partner or employee of the corporation’s outside auditor who worked on the corporation’s audit at any time during any of the past three years.

MEETINGS

The Audit Committee must meet at least four times annually and may meet more frequently as circumstances may require. The Audit Committee should meet at least annually with management, independent accountants and internal auditors, in separate executive sessions to discuss any matters that the Audit Committee or each of the entities believe should be discussed privately. Agendas for Audit Committee meetings must be approved in advance by a majority of the members of the Audit Committee. Special meetings of the Audit Committee outside of those regularly scheduled may only be called with the prior approval of a majority of the members of the Audit Committee.

DIRECTOR QUALIFICATIONS

All members of the Committee shall be able to read and understand fundamental financial statements, including the corporation’s balance sheet, income statement, and cash flow statement. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the corporation or an outside consultant. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. In addition, the Audit Committee will endeavor to have one member who will be deemed to be an “audit committee financial expert”, as that term is defined by the Securities and Exchange Commission (“SEC”).

STATEMENT OF POLICY - PURPOSE

The Audit Committee shall assist the Board of Directors in fulfilling their responsibility to the shareholders, potential shareholders, investment community, the public and any governmental body relating to corporate accounting, reporting practices of the corporation, the quality and integrity of the financial reports, legal compliance and ethics that management of the corporation and the Board have established. It is the responsibility of the Audit Committee to maintain free and open communication between the directors, the independent auditors, the internal auditors and the financial management of the corporation to encourage continuous improvement of and adherence to the corporation’s policies, procedures and practices.

RESPONSIBILITIES AND DUTIES

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, to best react to changing conditions and ensure the directors and shareholders that corporate accounting and reporting practices of the corporation are in accordance with all legal requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

1. Review and update this Charter annually.

2. Review and determine the selection of independent accountants to audit the financial statements of the corporation, its divisions and subsidiaries.

3. Review and approve fees and other compensation to be paid to the independent accountants.

4. Review and discuss with the independent accountants all significant relationships the accountants have with the corporation to verify the accountants’ independence.

5. Review the performance of the independent accountants and approve any discharge of the independent accounts when circumstances so warrant.

6. Meet with the independent accountants and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized.

7. At the conclusion of the audit, meet with the independent accountants to review the audit, their comments and recommendations.

8. Review with the independent accountants, the corporation’s internal auditor, and financial and accounting personnel, the integrity, adequacy and effectiveness of the accounting and financial controls of the corporation, and its internal and external financial reporting practices and processes and receive and review any recommendations for the improvement of such internal control procedures, reporting practices and processes or areas where new or more detailed controls or procedures are desirable.

9. Review the internal audit function of the corporation including the internal auditor, independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

10. Receive and review a summary of findings from completed internal audits.

11. Review and meet separately with management, independent accountants, and internal auditors to discuss any significant difficulties encountered during the course of the audits, including but not limited to restrictions on scope of work, access to information, disagreements among management, independent accountants and internal auditors in connection with preparation of financial statements, and any change in accounting principles.

12. Meet separately with internal auditors and independent accountants, without members of management present to discuss independent accountants’ or internal auditors’ evaluation of the corporation’s financial, accounting and auditing personnel, cooperation received during the audit, and any matters which may be brought to the attention of the Audit Committee.

13. Review with financial management of the corporation and the independent auditor their qualitative judgments about the appropriateness of the accounting principles and financial disclosure practices used or proposed to be adopted by the AICPA about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

14. Review the financial statements contained in the annual report to shareholders and all quarterly reports with management and the independent accountants to determine that the independent accountants are satisfied with the disclosure and content of the financial statements to be presented to shareholders.

15. Prepare a report, as prescribed by SEC Rules, to be included in the corporation’s annual proxy or information statement, stating, among other things:

(a) whether the Committee has reviewed and discussed the audited financial statements with management;

(b) whether the Committee has discussed with the independent accountant the matters required to be discussed by SAS 61, as modified or supplemented;

(c) whether the Committee has received the written disclosures and the letter from the independent accountant required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and

(d) whether the Committee has discussed with the independent accountant the independent accountant’s independence;

(e) whether, based upon the review and discussions in subparagraphs (a) through (d), above, the Committee recommended to the board that the audited financial statements be included in the corporation’s annual report for the last fiscal year for filing with the SEC; and

(f) the name of each member of the Committee below the above information in the Report.

16. Consult with the independent accountant to ensure that the independent accountant reviews the financial information included in the corporation’s quarterly reports prior to the corporation’s filing such reports with the SEC.

17. Review accounting and financial human resources and succession planning within the corporation.

18. Establish, review and update a code of ethical conduct applicable to the accounting and financial personnel of the corporation and ensure management has established a system to enforce such code.

19. Review management’s monitoring of the corporation’s compliance with such code of ethical conduct and ensure that a proper review system is in place to satisfy legal reporting requirements.

20. Review with the corporation’s legal counsel any compliance matter, including corporate securities trading, or any legal matter which could have significant impact on the corporation’s financial statements.

21. Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Committee meeting with, the Board of Directors.

22. Investigate any matter brought to the attention of the Audit Committee within the scope of its duties, with the power to retain outside independent counsel, accountants, or others for this purpose if, in its judgment, that is appropriate.

23. Perform any other activities consistent with this Charter, the corporation’s by-laws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

24. Establish written procedures for the receipt, retention and treatment of complaints on accounting, internal accounting controls or auditing matters, as well as for the confidential, anonymous submissions by corporation employees of concerns regarding questionable accounting or auditing matters.

AUTHORITY TO ENGAGE ADVISORS; FUNDING

The Audit Committee shall engage such independent legal counsel and such accounting or other expert advisors as the Audit Committee deems necessary to carry out its duties. The Audit Committee shall receive appropriate funding, as determined by the Audit Committee, from the corporation for payment of (a) compensation to the corporation’s independent external auditors (or other public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the corporation), (b) compensation to the outside legal, accounting or other expert advisors employed by the Audit Committee in the fulfillment of its duties and (c) ordinary administrative expenses of the Audit Committee that are necessary or appropriate to carry out its duties. The Audit Committee has sole authority to approve the fees and other retention terms of such legal, accounting and other expert advisors.

Appendix B

IPtimize, Inc.

COMPENSATION COMMITTEE CHARTER

(as adopted by the Board of Directors on May 9, 2008)

1.0 Purpose

The Compensation Committee of Iptimize, Inc. shall discharge the Board of Director’s responsibilities relating to compensation of the corporation’s directors and executive officers. The Committee shall have overall responsibility for approving and evaluating the compensation plans, policies and programs of the corporation. To that end, the Committee shall have the responsibility, power and authority to set the compensation and benefits of elected officers and senior executives, determine distributions and grant awards under and administer the corporation’s various stock option and other incentive plans, and assume responsibility for all matters related to all of the foregoing. If required pursuant to Securities and Exchange Commission rules, the Committee shall be responsible for producing an annual report on executive compensation for inclusion in the corporation’s proxy statement.

2.0 Committee Membership

The Committee shall consist of such number of directors as may be designated from time to time by the Board, each of whom shall be independent of the management of the corporation and free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as Committee members.

Members of the Committee should be considered independent if they have no relationship to the corporation which may interfere with the exercise of their independent judgment. One director who has such a relationship which could interfere with the exercise of their independent judgment, and who is not a current employee or an immediate family member of a current employee, may be appointed to the Committee, if the Board under exceptional and limited circumstances determines that membership on the Committee by the individual is required by the best interest of the corporation and its shareholders, and the Board discloses in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

The following are examples of relationships which members of the Committee may have which may interfere with the exercise of their independence from management and the corporation:

1.	A director being employed by the corporation or any of its affiliates for the current year or any of the past three years, other than prior employment as an interim Chairman of the Board or CEO;

2.	A director or immediate family member of the director accepting any compensation in excess of $120,000 from the corporation or any of its affiliates other than compensation set forth under Section IM 4200 – Rule 4200(a)(15) and specified in Rule 4350(c)(1) of the NASDAQ Company Guide;

3.	A director being a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the corporation or any of its affiliates as an executive officer;

4.	A director being a partner in, or a controlling shareholder or an executive officer of, any for profit business organization to which the corporation made, or from the which the corporation received payments that exceed 5% of the organization’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the most recent three fiscal years;

5.	A director or immediate family member of such director being employed as an executive of another company where during the most recent three fiscal years any of the corporation’s executives served on that company’s compensation committee.

6.	A director who is, or has an immediate family member who is, a current partner of the corporation’s outside auditor, or was a partner or employee of the corporation’s outside auditor who worked on the corporation’s audit at any time during any of the past three years.

The members of the Committee shall be appointed by the Board and may be replaced by the Board.

3.0 Compensation Policy

The Board believes that compensation of employees should be fair to both employees and shareholders, externally competitive, and designed to align very closely the interests of employees with those of the shareholders.

The corporation’s executive compensation program is designed to attract, motivate, reward and retain superior management talent. The Committee places heavy emphasis on pay for performance. The Committee believes substantial portions of total compensation should be at risk. Likewise, outstanding performance should lead to substantial increases in compensation.

4.0 Committee Duties and Responsibilities

4.1 Chief Executive Officer Compensation. The Committee shall annually review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO’s performance in light of those goals and objectives, and approve the CEO’s compensation level based on this evaluation, subject to any employment contract that may be in effect. In determining the long-term incentive component of CEO compensation, the Committee should consider the corporation’s performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, the awards given to the CEO in past years, and such other factors as the Committee may consider relevant. During voting or deliberations in connection with the CEO’s compensation, the CEO may not be present.

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4.2 Compensation of Directors and Senior Executives. The Committee shall periodically review and make recommendations to the Board with respect to the compensation of directors, including Board and committee retainers, meeting fees, equity-based compensation, and such other forms of compensation as the Committee may consider appropriate. The Committee shall annually review and approve for the senior executives of the corporation (a) the annual base salary, (b) the annual incentive bonus, (c) the long-term incentive award, (d) employment agreements, severance arrangements, and change in control agreements or provisions, in each case as, when and if appropriate, and (e) any supplemental or special benefits. The structure of management compensation should link the interests of management, both individually and as a team, to the interests of shareholders and management compensation packages should be designed to create a commensurate level of risk and opportunity based on business and individual performance. The Committee shall make recommendations to the Board concerning incentive compensation plans and equity-based plans. Shareholders must be given the opportunity to vote on equity-compensation plans, as well as material revisions to the terms of such plans, whenever a shareholder vote is required under the listing standards of the American Stock Exchange, or such other exchange as the securities of the corporation may be listed.

4.3 Overall Compensation Structure. In addition to reviewing and setting compensation for management, the Committee should, from time to time, review broadly the overall compensation structure for employees. In doing so, the Committee should bear in mind that incentives are industry dependent and are different for different categories of employees.

4.4 Subcommittees. The Committee may form, and delegate authority to, subcommittees when appropriate.

4.5 Reporting to the Board. The Committee shall make regular reports to the Board.

4.6 Consultants. The Committee shall at all times have the authority to retain and terminate any compensation consultants or other advisors to assist it in any aspect of the evaluation of director, CEO or senior executive compensation or on any other subject relevant to the Committee’s responsibilities, including the authority to approve such consultant’s or advisor’s fees and other retention terms.

4.7 Annual Evaluation. The Committee shall conduct an annual evaluation of the Committee’s performance as compared to the requirements of its Charter. The Committee shall participate with the corporation’s nominating committee in oversight of the annual evaluation process for the Board and management.

4.8 The Committee Charter. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

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Appendix C

IPtimize, Inc.

NOMINATING COMMITTEE CHARTER

(as adopted by the Board of Directors on May 9, 2008)

The purpose of the Nominating Committee of the Board of Directors is to:

1.	Identify and recommend to the Board for election and/or appointment qualified candidates for membership on the Board and the committees of the Board.

2.	Propose a slate of candidates for election as Directors at each annual meeting.

The Committee shall consist of such number of directors as may be designated from time to time by the Board, each of whom shall be independent of the management of the corporation and free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as Committee members.

Members of the Committee should be considered independent if they have no relationship to the corporation which may interfere with the exercise of their independent judgment. One director who has such a relationship which could interfere with the exercise of their independent judgment, and who is not a current employee or an immediate family member of a current employee, may be appointed to the Committee, if the Board under exceptional and limited circumstances determines that membership on the Committee by the individual is required by the best interest of the corporation and its shareholders, and the Board discloses in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

The following are examples of relationships which members of the Committee may have which may interfere with the exercise of their independence from management and the corporation:

1.	A director being employed by the corporation or any of its affiliates for the current year or any of the past three years, other than prior employment as an interim Chairman of the Board or CEO;

2.	A director or immediate family member of the director accepting any compensation in excess of $120,000 from the corporation or any of its affiliates other than compensation set forth under Section IM 4200 – Rule 4200(a)(15) and specified in Rule 4350(c)(1) of the NASDAQ Company Guide;

3.	A director being a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the corporation or any of its affiliates as an executive officer;

4.	A director being a partner in, or a controlling shareholder or an executive officer of, any for profit business organization to which the corporation made, or from the which the corporation received payments that exceed 5% of the organization’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the most recent three fiscal years;

5.	A director or immediate family member of the director being employed as an executive of another company where during the most recent three fiscal years any of the corporation’s executives served on that company’s compensation committee.

6.	A director who is, or has an immediate family member who is, a current partner of the corporation’s outside auditor, or was a partner or employee of the corporation’s outside auditor who worked on the corporation’s audit at any time during any of the past three years.

The Board may at any time and in its complete discretion remove any member of the Committee and may fill any vacancy in the Committee. The Committee may seek the assistance and counsel of outside advisors at the corporation’s expense, as the Committee determines is appropriate.

In addition to the purposes set forth above, the primary responsibilities of the Committee shall be to:

1.	Develop and recommend to the Board criteria for selecting new Directors and qualifications for members of the committees of the Board.

2.	Select, or recommend for the Board’s selection, individuals for nomination to the Board of Directors.

2.	Review and periodically make recommendations to the Board concerning the composition, size, structure and activities of the Board and the committees of the Board.

3.	Oversee the evaluation of the Committee and the Board.

4.	Annually assess and report to the Board on the performance and effectiveness of the Board, the Committee and the other committees of the Board.

5.	Review conflicts of interest of Directors, senior executives and consider waivers or other action related thereto.

6.	Review this Charter on an annual basis and update it as appropriate, and submit it for the approval of the Board when updated.

7.	Undertake such other responsibilities or tasks as the Board may delegate or assign to the Committee from time to time.

The Committee shall meet at least two (2) times each year, or more frequently as circumstances require. The timing of the meetings shall be determined by the Committee and the Board. A majority of the total number of members shall constitute a quorum of the Committee. A majority of the members of the Committee shall be empowered to act on behalf of the Committee. Minutes shall be kept of each meeting of the Committee.

Appendix D

EQUITY INCENTIVE PLAN 2008

Effective December 10, 2008

IPTIMIZE, INC.

EQUITY INCENTIVE PLAN 2008

ARTICLE I

INTRODUCTION

1.1 Purposes. The purposes of the Plan are to provide those who are selected for participation in the Plan with added incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in shareholder value, so that the remuneration of those participating in the Plan is more closely aligned with the value of the Company’s stock. The Plan is also designed to provide a financial incentive that will help the Company attract, retain and motivate the most qualified employees and consultants.

1.2 Effective Date. The Plan was adopted by the Board of Directors effective December 10, 2008. Incentive options may be granted after the shareholders approve the Plan.

ARTICLE II

DEFINITIONS

2.1 Definitions. The following terms shall have the meanings set forth below:

(a) “Affiliated Corporation” means any corporation or other entity that is affiliated with the Company through stock ownership or otherwise and is designated as an “Affiliated Corporation” by the Board, provided, however, that for purposes of Incentive Options granted pursuant to the Plan, an “Affiliated Corporation” means any parent or subsidiary of the Company as defined in Section 424 of the Code.

(b) “Award” means an Option, grant of Stock pursuant to ARTICLE IX or other issuances of Stock hereunder.

(c) “Board” means the Board of Directors of IPtimize, Inc., a Delaware corporation.

(d) “Code” means the Internal Revenue Code of 1986, as it may be amended from time to time.

(e) “Committee” means a committee consisting of members of the Board who are empowered hereunder to take actions in the administration of the Plan. If applicable, the Committee shall be so constituted at all times as to permit the Plan to comply with Rule 16b-3 or any successor rule promulgated under the Exchange Act. Except as provided in Section 3.2, the Committee shall select Participants from Eligible Directors, Eligible Employees and Eligible Consultants of the Company and shall determine the awards to be made pursuant to the Plan and the terms and conditions thereof.

(f) “Company” means IPtimize, Inc., a Delaware Corporation, and the Affiliated Corporations.

(g) “Disabled” or “Disability” shall have the meaning given to such terms in Section 22(e) (3) of the Code.

(h) “Effective Date” means the effective date of the Plan, December 10, 2008.

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(i) “Eligible Directors” means those members of the Board who are determined by the Board to be individuals whose services are important to the Company and who are eligible to receive Awards under the Plan. Eligible Directors who are not also Eligible Employees may not receive Incentive Options.

(j) “Eligible Employees” means those employees (including, without limitation, officers and directors who are also employees) of the Company or any subsidiary or division thereof, upon whose judgment, initiative and efforts the Company is, or will become, largely dependent for the successful conduct of its business. For purposes of the Plan, an employee is any individual who provides services to the Company or any subsidiary or division thereof as a common law employee and whose remuneration is subject to the withholding of federal income tax pursuant to Section 3401 of the Code.

(k) “Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

(l) “Fair Market Value” means, as of a given date, (i) the closing price of a Share on the principal stock exchange on which Shares are then trading, if any (or as reported on any composite index that includes such principal exchange) on such date, or if Shares were not traded on such date, then on the next preceding date on which a trade occurred; or (ii) if the Stock is not traded on an exchange but is quoted on NASDAQ, the OTC Bulletin Board or a successor quotation system, the mean between the closing representative bid and asked prices for the Stock on such date as reported by NASDAQ, the OTC Bulletin Board or such successor quotation system; or (iii) if the Stock is not publicly traded on an exchange and not quoted on an electronic quotation system, the Fair Market Value of a Share shall be determined by the Committee acting in good faith.

(m) “Incentive Option” means an Option designated as such and granted in accordance with Section 422 of the Code. Incentive Options maybe granted only after the shareholders approve the amendment to the Plan that adds Incentive Options to the Awards that may be granted under the Plan.

(n) “Non-Qualified Option” means any Option other than an Incentive Option.

(o) “Option” means a right to purchase Stock at a stated or formula price for a specified period of time. Options granted under the Plan shall be either Incentive Options or Non-Qualified Options.

(p) “Option Agreement” shall have the meaning given to such term in Section 7.2 hereof.

(q) “Option Holder” means a Participant who has been granted one or more Options under the Plan.

(r) “Option Period” means the period of time, determined by the Committee, during which an Option may be exercised by the Option Holder.

(s) “Option Price” means the price at which each share of Stock subject to an Option may be purchased, determined in accordance with subsection 7.2(b).

(t) “Participant” means an Eligible Director, or Eligible Employee designated by the Committee from time to time during the term of the Plan to receive one or more of the Awards provided under the Plan.

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(u) “Restricted Stock Award” means an award of Stock granted to a Participant pursuant to ARTICLE VIII that is subject to certain restrictions imposed in accordance with the provisions of such Section.

(v) “Securities Act” means the Securities Act of 1933, as it may be amended from time to time.

(w) “Share” means one whole share of Stock.

(x) “Stock” means the common stock of the Company.

(y) “Stock Bonus” means either an outright grant of Stock or a grant of Stock subject to and conditioned upon certain employment or performance related goals.

2.2 Gender and Number. Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

ARTICLE III

PLAN ADMINISTRATION

3.1 General. The Plan shall be administered by the Committee, or in the absence of appointment of a Committee, by the entire Board. All references in the Plan to the Committee shall include the entire Board if no Committee is appointed. In accordance with the provisions of the Plan, the Committee shall, in its sole discretion, select the Participants from among the Eligible Directors and Eligible Employees, determine the Awards to be made pursuant to the Plan, or shares of Stock to be issued hereunder and the time at which such Awards are to be made, fix the Option Price, period and manner in which an Option becomes exercisable, establish the duration and nature of Restricted Stock Award restrictions, establish the terms and conditions applicable to Stock Bonuses, and establish such other terms and requirements of the various compensation incentives under the Plan as the Committee may deem necessary or desirable and consistent with the terms of the Plan. The Committee shall determine the form or forms of the agreements with Participants that shall evidence the particular provisions, terms, conditions, rights and duties of the Company and the Participants with respect to Awards granted pursuant to the Plan, which provisions need not be identical except as may be provided herein; provided, however, that Eligible Directors who are not also Eligible Employees shall not be eligible to receive Incentive Options. The Committee may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. No member of the Committee shall be liable for any action or determination made in good faith. The determinations, interpretations and other actions of the Committee pursuant to the provisions of the Plan shall be binding and conclusive for all purposes and on all persons.

3.2 Delegation by Committee. The Committee may, from time to time, delegate, to specified officers of the Company, the power and authority to grant Awards under the Plan to specified groups of Eligible Employees, subject to such restrictions and conditions as the Committee, in its sole discretion, may impose. The delegation shall be as broad or as narrow as the Committee shall determine. To the extent that the Committee has delegated the authority to determine certain terms and conditions of an Award, all references in the Plan to the Committee’s exercise of authority in determining such terms and conditions shall be construed to include the officer or officers to whom the

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Committee has delegated the power and authority to make such determination. The power and authority to grant Awards to any Eligible Employee or Eligible Consultant who is covered by Section 16(b) of the Exchange Act or who is or may become covered by Code section 162(m) shall not be delegated by the Committee.

ARTICLE IV

STOCK SUBJECT TO THE PLAN

4.1 Number of Shares. The maximum aggregate number of Shares issuable under the Plan pursuant to Awards is Five Million Common Shares.

Notwithstanding anything to the contrary contained herein, no Award granted hereunder shall become void or otherwise be adversely affected solely because of a change in the number of Shares of the Company that are issued and outstanding from time to time, provided that changes to the issued and outstanding Shares may result in adjustments to outstanding Awards in accordance with the provisions of this ARTICLE IV. The Shares may be either authorized and unissued Shares or previously issued Shares acquired by the Company. Such maximum numbers may be increased from time to time by approval of the Board and by the stockholders of the Company if, in the opinion of counsel for the Company, stockholder approval is required. The Company shall at all times during the term of the Plan and while any Options are outstanding retain as authorized and unissued Stock at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

4.2 Limit on Option Grants. The maximum number of Shares with respect to which a Participant may receive Options under the Plan during a calendar year is at the discretion of the Board of Directors. No Options may be granted with respect to any increased number of Shares until such increase has been approved by the stockholders. Stockholder approval shall not be required for increases solely pursuant to Section 4.4 below.

4.3 Other Shares of Stock. Any Shares that are subject to an Option that expires or for any reason is terminated unexercised and any Shares that are subject to an Award (other than an Option) and that are forfeited shall automatically become available for use under the Plan.

4.4 Adjustments for Stock Split, Stock Dividend, Etc. If the Company shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and non-assessable at the time of such occurrence: (i) the Shares as to which Awards may be granted under the Plan, (ii) the Shares then included in each outstanding Award granted hereunder, (iii) the maximum number of Shares available for grant to any one person in a calendar year pursuant to Section 4.2, (iv) the maximum number of Shares available for grant pursuant to Incentive Options, and (v) the number of Shares subject to a delegation of authority under Section 3.2 of this Plan.

4.5 General Adjustment Rules. No adjustment or substitution provided for in this ARTICLE IV shall require the Company to sell a fractional Share under any Option, or otherwise issue a fractional Share, and the total substitution or adjustment with respect to each Option and other Award shall be limited by deleting any fractional Share. In the case of any such substitution or adjustment, the aggregate Option Price for the total number of Shares then subject to an Option shall remain unchanged but the Option Price per Share under each such Option shall be adjusted by the Committee to reflect the greater or lesser number of Shares or other securities into which the Stock subject to the Option may have been changed, and appropriate adjustments shall be made to other Awards to reflect any such substitution or adjustment. All adjustments to Options shall be made according to Section 1.424-1 of the Treasury Regulations.

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4.6 Determination by the Committee, Etc. Adjustments under this ARTICLE IV shall be made by the Committee, whose determinations with regard thereto shall be final and binding upon all parties thereto.

ARTICLE V

CORPORATE REORGANIZATION; CHANGE IN CONTROL

5.1 Adjustment of Awards. Upon the occurrence of a Corporate Transaction (as defined in Section 5.3), the Committee may take any one or more of the following actions with respect to outstanding Awards:

(a) Provide that any or all Options shall become fully exercisable regardless of whether all conditions of exercise relating to length of service, attainment of financial performance goals or otherwise have been satisfied;

(b) Provide that any or all restrictions with respect to Restricted Stock and other Awards shall lapse;

(c) Provide for the assumption or substitution of any or all Awards as described in Section 5.2;

(d) Make any other provision for outstanding Awards as the Committee deems appropriate and consistent with applicable law.

The Committee may also provide that any Awards that are outstanding at the time the Corporate Transaction is closed shall expire at the time of the closing. The Committee need not take the same action with respect to all outstanding Awards or to all outstanding Awards of the same type.

5.2 Assumption or Substitution of Options and Other Awards. (a) The Company, or the successor or purchaser, as the case may be, may make adequate provision for the assumption of the outstanding Options or the substitution of new options for the outstanding Options on terms comparable to the outstanding Options or (b) the Company, or the successor or purchaser, as the case may be, may make adequate provision for the equitable adjustment of outstanding Awards (other than Options). Any assumption or substitution of Options shall be made according to section 1.424-1 of the Treasury Regulations.

5.3 Corporate Transaction. A Corporate Transaction shall include the following:

(a) Merger; Reorganization: the merger or consolidation of the Company with or into another corporation or other reorganization (other than a reorganization under the United States Bankruptcy Code) of the Company (other than a consolidation, merger, or reorganization in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding shares of Stock); or

(b) Sale: the sale or conveyance of the property of the Company as an entirety or substantially as an entirety (other than a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct the business or businesses formerly conducted by the Company);

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(c) Liquidation: the dissolution or liquidation of the Company; or

(d) Change in Control: A “Change in Control” shall be deemed to have occurred if either (i) any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either (a) the then-outstanding shares of Stock (“Outstanding Shares”) or (b) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (“Voting Power”) or (ii) at any time during any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (and any new director whose election by the Board or whose nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof.

ARTICLE VI

PARTICIPATION

Participants in the Plan shall be those Eligible Employees who, in the judgment of the Committee, are performing, or during the term of their incentive arrangement will perform, vital services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives. Eligible Directors are those whose services, in the judgment of the Committee, are important to the Company. Participants may be granted from time to time one or more Awards; provided, however, that the grant of each such Award shall be separately approved by the Committee and receipt of one such Award shall not result in automatic receipt of any other Award. Upon determination by the Committee that an Award is to be granted to a Participant, written notice shall be given to such person, specifying the terms, conditions, rights and duties related thereto. Each Participant shall, if required by the Committee, enter into an agreement with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the Plan, specifying such terms, conditions, rights and duties. Awards shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of any related agreement with the Participant. In the event of any inconsistency between the provisions of the Plan and any such agreement entered into hereunder, the provisions of the Plan shall govern.

ARTICLE VII

OPTIONS

7.1 Grant of Options. Coincident with or following designation for participation in the Plan, a Participant may be granted one or more Options. The Committee in its sole discretion shall designate whether an Option is an Incentive Option or a Non-Qualified Option; provided, however, that only Non-Qualified Options may be granted to Eligible Directors who are not also Eligible Employees; and further provided that Incentive Options may be granted only after the shareholders have approved the amendment to the Plan to add Incentive Options. The Committee may grant both an Incentive Option and a Non-Qualified Option to an Eligible Employee at the same time or at different times. Incentive Options and Non-Qualified Options, whether granted at the same time or at different times, shall be deemed to have been awarded in separate grants and shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of shares for which any other Option may be exercised. An Option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

7.2 Stock Option Agreements. Each Option granted under the Plan shall be evidenced by a written stock option certificate or agreement (an “Option Agreement”). An Option Agreement shall be issued by the Company in the name of the Participant to whom the Option is granted (the “Option Holder”)

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and in such form as may be approved by the Committee. The Option Agreement shall incorporate and conform to the conditions set forth in this Section 7.2 as well as such other terms and conditions that are not inconsistent as the Committee may consider appropriate in each case.

(a) Number of Shares. Each Option Agreement shall state that it covers a specified number of shares of Stock, as determined by the Committee.

(b) Price. The price at which each share of Stock covered by an Option may be purchased shall be determined in each case by the Committee and set forth in the Option Agreement, but in no event shall the price be less than 100 percent of the Fair Market Value of the Stock on the date the Option is granted.

(c) Duration of Options; Restrictions on Exercise. Each Option Agreement shall state the Option Period. The Option Period must end, in all cases, not more than ten years from the date the Option is granted. The Option Agreement shall also set forth any installment or other restrictions on exercise of the Option during such period, if any, as may be determined by the Committee. Each Option shall become exercisable (vest) over such period of time, if any, or upon such events, as determined by the Committee.

(d) Termination of Services, Death, Disability, Etc. The Committee may specify the period, if any, during which an Option may be exercised following termination of the Option Holder’s services. The effect of this subsection 7.2(d) shall be limited to determining the consequences of a termination and nothing in this subsection 7.2(d) shall restrict or otherwise interfere with the Company’s discretion with respect to the termination of any individual’s services. If the Committee does not otherwise specify, the following shall apply:

(i) If the services of the Option Holder are terminated within the Option Period for “cause”, as determined by the Company, the Option shall thereafter be void for all purposes.

(ii) If the Option Holder dies during the Option Period while still performing services for the Company or within the three-month period referred to in (iii) below, the Option may be exercised by those entitled to do so under the Option Holder’s will or by the laws of descent and distribution within one year following the Option Holder’s death, (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the shares as to which the Option had become exercisable on or before the date of the Option Holder’s death.

(iii) If the services of the Option Holder are terminated (which for this purpose means that the Option Holder is no longer employed by the Company) by the Company within the Option Period for any reason other than cause or death, the Option may be exercised by the Option Holder within three months following the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the shares as to which the Option had become exercisable on or before the date of termination of employment or services.

(e) Exercise, Payments, Etc.

(i) Manner of Exercise. The method for exercising each Option granted hereunder shall be by delivery to the Company of written notice specifying the number of Shares with respect to which such Option is exercised. The purchase of such Shares shall take place at the principal offices of the Company within thirty (30) days following delivery of such notice, at which time the Option Price of the Shares shall be paid in full by any of the methods set forth below or a combination thereof. Except as set forth in the next sentence, the Option shall be exercised when the Option Price for the number of shares as to which the Option is exercised is paid to the Company in

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full. If the Option Price is paid by means of a broker’s transaction described in subsection 7.2(e)(ii)(C), in whole or in part, the closing of the purchase of the Stock under the Option shall take place (and the Option shall be treated as exercised) on the date on which, and only if, the sale of Stock upon which the broker’s transaction was based has been closed and settled, unless the Option Holder makes an irrevocable written election, at the time of exercise of the Option, to have the exercise treated as fully effective for all purposes upon receipt of the Option Price by the Company regardless of whether or not the sale of the Stock by the broker is closed and settled. A properly executed certificate or certificates representing the Shares shall be delivered to or at the direction of the Option Holder upon payment therefore. If Options on less than all shares evidenced by an Option Certificate are exercised, the Company shall deliver a new Option Certificate evidencing the Option on the remaining shares upon delivery of the Option Certificate for the Option being exercised.

(ii) If the exercise price is $2,000 or less, the exercise price shall be paid by one or a combination of the methods set forth in subsections 7.2(e) (ii) (A) or (B) below. If the exercise price is more than $2,000, the exercise price shall be paid by any of the following methods or any combination of the following methods at the election of the Option Holder, or by any other method approved by the Committee upon the request of the Option Holder:

(A) in cash;

(B) by certified check, cashier’s check or other check acceptable to the Company, payable to the order of the Company; or

(C) by delivery to the Company of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver to the Company promptly the amount of the proceeds of the sale of all or a portion of the Stock or of a loan from the broker to the Option Holder required to pay the Option Price.

(D) there will be no cashless exercise.

(f) Date of Grant. An Option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

(g) Withholding.

(i) Non-Qualified Options. Upon exercise of an Option, the Option Holder shall make appropriate arrangements with the Company to provide for the amount of additional withholding required by Sections 3102 and 3402 of the Code and applicable state income tax laws.

(ii) Incentive Options. If an Option Holder makes a disposition (as defined in Section 424(c) of the Code) of any Stock acquired pursuant to the exercise of an Incentive Option prior to the expiration of two years from the date on which the Incentive Option was granted or prior to the expiration of one year from the date on which the Option was exercised, the Option Holder shall send written notice to the Company at the Company’s principal place of business of the date of such disposition, the number of shares disposed of, the amount of proceeds received from such disposition and any other information relating to such disposition as the Company may reasonably request. The Option Holder shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by Sections 3102 and 3402 of the Code and applicable state income tax laws.

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7.3 Restrictions on Incentive Options. Initial Exercise. The aggregate Fair Market Value of the Shares with respect to which Incentive Options are exercisable for the first time by an Option Holder in any calendar year, under the Plan or otherwise, shall not exceed $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the date of grant of the Option and Incentive Options shall be taken into account in the order granted.

(b) Ten Percent Stockholders. Incentive Options granted to an Option Holder who is the holder of record of more than 10% of the total combined voting power of all classes of stock of the Company shall have an Option Price equal to at least 110% of the Fair Market Value of the Shares on the date of grant of the Option and the Option Period for any such Option shall not exceed five years.

7.4 Transferability. General Rule: No Lifetime Transfers. An Option shall not be transferable by the Option Holder except by will or pursuant to the laws of descent and distribution. An Option shall be exercisable during the Option Holder’s lifetime only by him or her, or in the event of Disability or incapacity, by his or her guardian or legal representative. The Option Holder’s guardian or legal representative shall have all of the rights of the Option Holder under this Plan.

(b) No Assignment. No right or interest of any Option Holder in an Option granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Option Holder, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy, except as set forth above.

7.5 Shareholder Privileges. No Option Holder shall have any rights as a shareholder with respect to any shares of Stock covered by an Option until the Option Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Option Holder becomes the holder of record of such Stock.

ARTICLE VIII

RESTRICTED STOCK AWARDS

8.1 Grant of Restricted Stock Awards. Coincident with or following designation for participation in the Plan, the Committee may grant a Participant one or more Restricted Stock Awards consisting of Shares of Stock. The number of Shares granted as a Restricted Stock Award shall be determined by the Committee.

8.2 Restrictions. A Participant’s right to retain a Restricted Stock Award granted to him under Section 8.1 shall be subject to such restrictions, including but not limited to his continuous employment by the Company for a restriction period specified by the Committee or the attainment of specified performance goals and objectives, as may be established by the Committee with respect to such Award. The Committee may in its sole discretion require different periods of service or different performance goals and objectives with respect to different Participants, to different Restricted Stock Awards or to separate, designated portions of the Shares constituting a Restricted Stock Award. In the event of the death or Disability of a Participant, or the retirement of a Participant in accordance with the Company’s established retirement policy, all required periods of service and other restrictions applicable to Restricted Stock Awards then held by him shall lapse with respect to a pro rata part of each such Award based on the ratio between the number of full months of employment at the time of termination of services from the grant of each Award to the total number of months of employment required for such Award to be fully non-forfeitable, and such portion of each such Award shall become fully non-forfeitable. The remaining portion of each such Award shall be forfeited and shall be immediately returned to the Company. If a Participant’s employment terminates for any other reason,

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any Restricted Stock Awards as to which the period for which services are required or other restrictions have not been satisfied (or waived or accelerated as provided herein) shall be forfeited, and all shares of Stock related thereto shall be immediately returned to the Company.

8.3 Privileges of a Stockholder, Transferability. A Participant shall have all voting, dividend, liquidation and other rights with respect to Stock in accordance with its terms received by him as a Restricted Stock Award under this ARTICLE VIII upon his becoming the holder of record of such Stock; provided, however, that the Participant’s right to sell, encumber, or otherwise transfer such Stock shall be subject to the limitations of Section 11.2.

8.4 Enforcement of Restrictions. The Committee shall cause a legend to be placed on the Stock certificates issued pursuant to each Restricted Stock Award referring to the restrictions provided by Sections 8.2 and 8.3 and, in addition, may in its sole discretion require one or more of the following methods of enforcing the restrictions referred to in Sections 8.2 and 8.3:

(a) Requiring the Participant to keep the Stock certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect; or

(b) Requiring that the Stock certificates, duly endorsed, be held in the custody of a third party while the restrictions remain in effect.

ARTICLE IX

STOCK BONUSES

The Committee may award Stock Bonuses to such Participants, subject to such conditions and restrictions, as it determines in its sole discretion. Stock Bonuses may be either outright grants of Stock, or may be grants of Stock subject to and conditioned upon certain employment or performance related goals.

ARTICLE X

OTHER COMMON STOCK GRANTS

From time to time during the duration of this Plan, the Board may, in its sole discretion, adopt one or more incentive compensation arrangements for Participants pursuant to which the Participants may acquire shares of Stock, whether by purchase, outright grant, or otherwise. Any such arrangements shall be subject to the general provisions of this Plan and all shares of Stock issued pursuant to such arrangements shall be issued under this Plan.

ARTICLE XI

RIGHTS OF PARTICIPANTS

11.1 Service. Nothing contained in the Plan or in any Option, or other Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his employment by the Company, or membership on the Board or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement, at any time to terminate such services or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of service shall be determined by the Committee at the time.

11.2 Non-transferability of Awards Other Than Options. Except as provided otherwise at the time of grant or thereafter, no right or interest of any Participant in a Restricted Stock Award (prior to the completion of the restriction period applicable thereto), or other Award (excluding Options) granted pursuant to the Plan, shall be assignable or transferable during the lifetime of the

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Participant, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Participant’s death, a Participant’s rights and interests in Options, Restricted Stock Awards and other Awards shall, to the extent provided in ARTICLE VII, ARTICLE VIII, ARTICLE IX, and ARTICLE X, be transferable by will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options may be made by, the Participant’s legal representatives, heirs or legatees. If in the opinion of the Committee a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his affairs because of mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person’s guardian, conservator or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.

11.3 No Plan Funding. Obligations to Participants under the Plan will not be funded, trusteed, insured or secured in any manner. The Participants under the Plan shall have no security interest in any assets of the Company, and shall be only general creditors of the Company.

ARTICLE XII

GENERAL RESTRICTIONS

12.1 Investment Representations. The Company may require any person to whom an Option, Restricted Stock Award, or Stock Bonus is granted, as a condition of exercising such Option, or receiving such Restricted Stock Award or Stock Bonus, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Stock for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with Federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the Stock certificates.

12.2 Compliance with Securities Laws. Each Option, Restricted Stock Award, and Stock Bonus grant shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Option, Restricted Stock Award or Stock Bonus grant upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares hereunder, such Option, Restricted Stock Award, or Stock Bonus grant may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

12.3 Changes in Accounting Rules. Except as provided otherwise at the time an Award is granted, notwithstanding any other provision of the Plan to the contrary, if, during the term of the Plan, any changes in the financial or tax accounting rules applicable to Options, Restricted Stock Awards, or other Awards shall occur which, in the sole judgment of the Committee, may have a material adverse effect on the reported earnings, assets or liabilities of the Company, the Committee shall have the right and power to modify as necessary, any then outstanding and unexercised Options, outstanding Restricted Stock Awards, and other outstanding Awards as to which the applicable services or other restrictions have not been satisfied.

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ARTICLE XIII

PLAN AMENDMENT, MODIFICATION AND TERMINATION

The Board may at any time terminate, and from time to time may amend or modify the Plan provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the shareholders if shareholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that shareholder approval is otherwise necessary or desirable.

No amendment, modification or termination of the Plan shall in any manner adversely affect any Options, Restricted Stock Awards, Stock Bonuses or other Award theretofore granted under the Plan, without the consent of the Participant holding such Options, Restricted Stock Awards, Stock Bonuses or other Awards.

ARTICLE XIV

WITHHOLDING

14.1 Withholding Requirement. The Company’s obligation to deliver shares of Stock upon the exercise of any Option, the vesting of any Restricted Stock Award, or the grant of Stock shall be subject to the Participant’s satisfaction of all applicable federal, state and local income and other tax withholding requirements.

ARTICLE XV

REQUIREMENTS OF LAW

15.1 Requirements of Law. The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

15.2 Federal Securities Law Requirements. If a Participant is an officer or director of the Company within the meaning of Section 16, Awards granted hereunder shall be subject to all applicable conditions required under Rule 16b-3, or any successor rule promulgated under the Exchange Act, to qualify the Award for any exception from the provisions of Section 16(b) of the Exchange Act available under that Rule. Such conditions shall be set forth in the agreement with the Participant which describes the Award or other document evidencing or accompanying the Award.

15.3 Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

ARTICLE XVI

DURATION OF THE PLAN

Unless sooner terminated by the Board of Directors, the Plan shall terminate at the close of business on December 10, 2018 and no Option, Restricted Stock Award, Stock Bonus, other Award or Stock shall be granted, or offer to purchase Stock made, after such termination. Options, Restricted Stock Awards, and other Awards outstanding at the time of the Plan termination may continue to be exercised, or become free of restrictions, or paid, in accordance with their terms.

Dated: December 10, 2008

IPTIMIZE, INC. a Delaware corporation

By:
Name:

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PROXY

ANNUAL MEETING OF SHAREHOLDERS

OF

IPTIMIZE, INC.

DECEMBER 10, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Ron W. Pitcock and Donald W. Prosser and each or any of them proxies, with power of substitution, to vote all shares of the undersigned at the annual meeting of shareholders of IPtimize, Inc. to be held on December 10, 2008 at 10:00 a.m. local time at The Cable Center, 2000 Buchtel Boulevard , Denver, CO 80222, or at any adjournment thereof, upon the matters set forth in the proxy statement for such meeting, and in their discretion, on such other business as may properly come before the meeting.

1.	TO ELECT DIRECTORS, EACH TO SERVE SUCH TERM AS SET FORTH IN THE PROXY STATEMENT OR UNTIL HIS SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED.

☐	FOR THE NOMINEES LISTED BELOW
☐	WITHHOLD AUTHORITY to vote for the nominee listed below
☐	FOR ALL EXCEPT (See instructions below)

(INSTRUCTION:	To withhold authority to vote for any individual nominee(s) mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold as shown here:

¡ Ron W. Pitcock	¡ Stan F. McGinnis	¡ Martin A. Grusin
¡ Robert J. McGraw, Jr.	¡ Michael A. Geller
¡ Jeffery R. Galgano	¡ Paul S. Maxwell

2.	TO APPROVE ADDITIONAL ISSUANCES OF IPTIMIZE’S SECURITIES.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	TO APPROVE THE EQUITY INCENTIVE PLAN 2008.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	TO RATIFY THE APPOINTMENT OF RONALD R. CHADWICK PC CPA AS OUR INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

Dated:
Signature
Dated:
Signature if held jointly

NOTE: When shares are held by joint tenants, both should sign. Persons signing as executor, administrator, trustee, etc., should so indicate. Please sign exactly as the name appears on the proxy.

IF NO CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, and 5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

PLEASE MARK, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.